Exhibit 10j
CONTRACT TO PURCHASE
LIMITED PARTNERSHIP INTERESTS
          THIS AGREEMENT is made and entered into as of October 1, 2004 by and among BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”) having an office c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503, MPF BAYFIELD ACQUISITION, LLC, a California limited liability company (“Buyer”) having an office c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556 and MACKENZIE PATTERSON FULLER, INC., a California corporation having an office at 1640 School Street, Moraga, CA 94556 (“Guarantor”).
RECITALS
     Seller is the sole limited partner of eighty-one (81) limited partnerships listed on Exhibit A attached hereto (“Partnerships”). Each of the Partnerships is the owner of the respective apartment project for low to moderate income families as set forth on Exhibit A (“Apartment Projects”). The limited partnership interests of the Partnerships (“Partnership Interests”) are unencumbered except for the obligations outlined in that certain JOINT PLAN OF REORGANIZATION OF 52 DEBTORS DATED MAY 9, 1990, approved by the United States Bankruptcy Court of the Eastern District of New York as such plan has been modified by the Confirmation Order relating thereto and as subsequently amended (“Plan”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Partnership Agreement (as defined herein) or in the Plan.
     Seller desires to sell, and Buyer desires to purchase, up to forty-nine and one-half percent (49.5%) of the Partnership Interests in each Partnership, and Seller wishes to grant, and Buyer wishes to obtain, options to purchase the remaining Partnership Interests when such purchase and sale would not cause termination of the Partnerships. Upon the transfer of such interests to Buyer, Buyer will assume the rights and duties of Seller in the Amended and Restated Agreement and Certificate of Limited Partnership of each of the Partnerships, as amended (“Partnership Agreement”), but only to the extent provided in this Agreement.
     Guarantor, an affiliate of Buyer, has executed this Agreement and will execute the Guaranty (as hereinafter defined) for purposes of unconditionally guaranteeing Buyer’s obligations hereunder and under the Secured Promissory Notes (as hereinafter defined) to be delivered by Buyer in partial satisfaction of its payment obligations hereunder. To secure the Secured Promissory Notes Buyer will grant to Seller a security interest in the Partnership Interests.
     In consideration of the mutual promises contained herein, the parties agree as follows:
     Section 1. PURCHASE OF PARTNERSHIP INTERESTS AND OPTIONS.
     (a) Purchase and Sale. Seller shall sell, and Buyer shall purchase, the right, title and interest of Seller in fifty percent of the Partnership Interests owned by Seller as set forth on
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Exhibit A, Column Q, except that Buyer shall purchase only 33.0% of the Partnership Interests of Seller in the 2005 Partnerships as listed on Exhibit A-1, and Seller shall grant, and Buyer shall purchase, the Short Option and the First Option as provided in Section 2 (b) hereof. Such purchase and sale of Partnership Interests and grant and purchase of options shall be effective on October 1, 2004 (“Effective Date”).
     (b) Purchase Price. The price for the purchase of the Partnership Interests and options as provided in paragraph (a) of this Section 1 is:
          (i) Cash Consideration: ONE MILLION FIVE HUNDRED TWENTY FOUR THOUSAND NINE HUNDRED TWELVE DOLLARS ($1,524,912), payable as follows:
     $331,000 at the First Closing, payable in cash;
     $210,000 on April 15, 2005;
     $238,000 on June 15, 2005
     $425,000 on December 15, 2005; and
     $320,912 on June 15, 2006 (collectively, “Cash Consideration”); and
     (ii) Assumption of Seller’s 8% Interest Obligation: Buyer’s assumption of Seller’s obligation to pay the respective percentages set forth on Exhibit_A of the 8% interest payable pursuant to Article 15(l)(a)(ii) of the Plan as a first priority from the proceeds of any Capital Event (“8% Interest Obligation”); and
     (iii) Assumption of Seller’s Obligations as Limited Partner: Buyer’s assumption of the respective percentages set Forth on Exhibit A of the obligations of Seller as Limited Partner under each of the Partnership Agreements that arise from on and after the date of the First Closing (“LP Obligations”).
The Cash Consideration, 8% Interest Obligation and LP Obligations shall constitute and be defined herein as the “Purchase Price”. All payments of Cash Consideration shall be paid in United States Dollars by electronic funds transfer or cashier’s check payable to the order of Seller.
     (c) Secured Promissory Notes. All Cash Consideration not to be paid at the First Closing shall be evidenced by a separate, non-negotiable secured promissory notes of Buyer payable to the order of Seller in the form of Exhibit B attached hereto (“First Closing Note”). To secure Buyer’s performance under the First Closing Note and under any other notes that may be delivered by Buyer under this Agreement or upon exercise of the First Option, if exercised, (collectively, the “Secured Promissory Notes”), Guarantor shall execute and deliver to Seller a guaranty in the form of Exhibit C attached hereto (“Guaranty”), and Buyer shall execute and deliver to Seller a security agreement in the form of Exhibit D attached hereto (“Security
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Agreement”). Seller may assign the Secured Promissory Notes to an affiliate of Seller in satisfaction of sums, if any, due it from Seller.
     (d) Contingent Cash Consideration Adjustment. If and to the extent that the annual depreciation expense of the Partnerships during tax year 2006 is not at least 95% or exceeds 105% of the anticipated annual depreciation expense of the Partnerships for 2006 as reflected on Exhibit A, the total consideration to be paid under the Cash Consideration and the Options, including commissions (i.e., $3,603,449), will be reduced or increased, as applicable, by a percentage equal to the percentage difference between the anticipated annual depreciation expense and the actual annual depreciation expense. The adjustment will be made, if applicable, by reducing (or increasing) the principal balance of the Secured Promissory Notes securing the remaining payments due under the First Option Exercise Price. Notwithstanding the foregoing, there shall be no adjustment with respect to any Partnership Interest sold or disposed of by Buyer prior to the end of 2006 because Buyer should have received the full anticipated economic benefit from such Partnership Interest. For example, the anticipated annual depreciation expense on Exhibit A for 2006 is $3,034,168 and if the actual annual depreciation expense for 2006 were $2,730,751 (i.e., 10% less), then the next payment under the First Option. Exercise Price would be reduced by $360,344 (i.e., 10% of $3,603,449), so that the next payment would be $589,656 rather than $950,000. If the adjustment were to exceed $950,000, then the $200,000 payment due June 15, 2008 would be adjusted as well.
     Section 2. OPTIONS.
     (a) Option to Avoid Technical Termination. To avoid a transfer of more than thirty-three percent (33.0%) of the Partnership Interests in any 2005 Partnership (as defined on Exhibit A-1) or a technical termination of any of the Partnerships, the parties agree that if the aggregate Partnership Interests being transferred hereunder exceed thirty-three percent (33.0%) of the Partnership Interests of any 2005 Partnership or forty-nine and one-helf percent (49.5%) of the Partnership Interests in any other Partnership listed on Exhibit A, or would cause such a technical termination, the affected Partnership Interests being sold and the allocable purchase price for such Partnership Interests will be reduced accordingly by the excess amount, and Buyer shall be granted an option to purchase such excess amount at a pro-rata price. Such option shall not be exercisable until one year and one day has elapsed from the date of the applicable closing and if exercised, shall be closed in accordance with the terms and conditions of this Agreement at that future date.
     (b) Options to Purchase Remaining Partnership Interests. Subject to the terms and conditions of this Agreement, at the First Closing Seller hereby grants Buyer (i) an option to purchase an additional sixteen and one-half percent (16.5%) of the Partnership Interests in the 2005 Partnerships (respectively, the “Short Option” and the “Short Option Partnership Interests”) and (ii) an option to purchase the balance of the Partnership Interests, subject to the receipt of the Required Consents as provided in Section 8 hereof, not purchased at the First Closing or pursuant to the Short Option (the “First Option” and the “First Option Partnership Interests”). The consideration for both of such options will be $1,000 per Partnership or a total of $81,000 (the “Option Price”), which Option Price is included in the Purchase Price. The Short Option is exercisable no earlier than January 1, 2005 and no later than January 15, 2005. The First Option is exercisable no earlier than December 1, 2005 and no later than December 30, 2005. Each of
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the Short Option and the First Option shall be exercised by Buyer’s written notice sent or delivered to Seller indicating Buyer’s desire to exercise the applicable option and the date on which the closing of the exercise of the applicable option will take place, provided, however, that if Buyer exercises the Short Option, Buyer shall specify a closing date for the Partnership Interests subject to the Short Option that is no later than January 30, 2005 (the “Short Option Closing Date”), and if Buyer exercises the First Option, Buyer shall specify a closing date for the Partnership Interests subject to the First Option that is no later than January 31, 2006 (the “First Option Closing Date”). So long as Seller is diligently pursuing all Required Consents necessary to proceed with the First Option Closing Date, Seller may delay the First Option Closing Date for a reasonable period of time to obtain all Required Consents (with the reasonableness of the delay measured in light of the complexities associated with obtaining the Required Consents). If Seller fails to obtain all Required Consents within such time, then either Buyer or Seller may await Seller’s receipt of the Required Consents or elect to exercise the exchange option described in Section 2(f) of this Agreement. Unless exercised and closed in accordance with the terms hereof, the Short Option shall expire and become void and of no force and effect. Unless both the Short Option and the First Option are exercised and closed in accordance with the terms hereof, or if Buyer has defaulted under any Secured Promissory Note, the First Option shall expire and become void and of no force and effect.
     (c) Short Option Exercise Price. At the Short Option Closing or by January 15, 2005, Buyer shall pay Seller in United States Dollars by electronic funds transfer or cashier’s check payable to the order of Seller the sum of THIRTY-FOUR THOUSAND FOUR HUNDRED NINETY-FOUR ($34,494) DOLLARS (“Short Option Cash Consideration”), plus assume from Seller an additional 16.5% of (i) Seller’s LP Obligations to the extent they relate to the 2005 Partnerships; and (ii) the balance then due by Seller on the 8% Interest Obligation to the extent that such obligations relate to the 2005 Partnerships. The Buyer’s payment of the Short Option Cash Consideration and the 8% Interest Obligation and Buyer’s performance of the LP Obligations as set forth in this paragraph (c) also shall be guaranteed by a Guaranty of Guarantor.
     (d) First Option Exercise Price. Buyer shall deliver to Seller, at the First Option Closing, a new Secured Promissory Note in the principal amount of $1,740,594, payable $200,000 on April 15, 2006, $390,594 on June 15, 2006, $950,000 on June 15, 2007 and $200,000 on June 15, 2008, and shall assume from Seller (i) Seller’s then remaining LP Obligations; and (ii) the remaining 8% Interest Obligation. Except for the principal amount and maturity dates described in the foregoing sentence, the new Secured Promissory Note delivered by Buyer at the First Option Closing shall be in substantially the same form as the First Closing Note (i.e., Exhibit B) and guaranteed by a Guaranty of Guarantor. The Buyer’s performance of the LP Obligations and the Buyer’s payment of the 8% Interest Obligation as set forth in this paragraph (d) also shall be guaranteed by a Guaranty of Guarantor.
     (e) Expiration of Options. The Short Option shall expire and become null and void and of no force and effect unless exercised on or before January 15, 2005. The First Option shall expire and become null and void and of no force and effect (i) if the Buyer fails to exercise and close the Short Option pursuant to the terms of this Agreement or (ii) if the First Option is not exercised on or before December 30, 2005.
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     (f) Exchange of Partnership Interests. If (i) Seller is unable to obtain the Required Consents as provided in Section 2(b) or Section 8 hereof, or (ii) Buyer fails to exercise either the Short Option or the First Option prior to their expiration or if Buyer has defaulted on any Secured Promissory Note, then in either case, either Buyer or Seller may, in their sole discretion, elect by written notice to the other party to cause an exchange of Buyer’s Relinquished Partnership Interests for Buyer’s Replacement Partnership Interests. Buyer’s “Relinquished Partnership Interests” are all of the Partnership Interests acquired by Buyer at the First Closing and/or the Short Option Closing in the Partnerships that Buyer relinquishes together with the related 8% Interest Obligation and LP Obligations. Buyer’s “Replacement Partnership Interests” are all Partnership Interests owned by Seller in the Partnerships other than the Partnerships that Buyer relinquishes together with the related 8% Interest Obligation and LP Obligations. The Partnerships that Buyer relinquishes must either be the Partnerships numbered “Apartment Complex Number” 3 through 70 and 78 (or the those numbered 79 through 135 and 137 on the attached Exhibit A. If either Buyer or Seller elects to trigger this exchange, the exchange of the Relinquished Partnership Interests for the Replacement Partnership Interests shall close within thirty (30) days after delivery of the written notice from Buyer or Seller that prompted the exchange. If neither Buyer nor Seller elects to trigger an exchange, Seller shall continue for a reasonable period of time to exercise diligent efforts to obtain the Required Consents in order to facilitate the closing of the transactions prompted by Buyer’s exercise of the First Option.
     (g) Repurchase of Partnership Interests. Seller (or its affiliate or general partner) agrees that it will repurchase any Partnership Interests from Buyer, except that Seller (or its affiliate or general partner) will not assume Buyer’s obligations with respect to such Partnership Interests assumed by the Buyer under this Agreement or accruing after the date hereof, at Buyer’s option for ONE DOLLAR ($1.00) per Partnership Interest should such Partnership experience an event that would cause a minimum gain chargeback with respect to such Partnership (such as the payoff of or default under the Partnership’s indebtedness) such that Buyer will not be able to match such income allocations with applicable losses from the sale of such Partnership Interests. Seller will purchase such Partnership Interests identified by Buyer within fifteen (15) days of receipt of notice from Buyer if Buyer’s exercise of this option.
     The provisions of the repurchase under this Section 2(g) will not apply at Seller’s election if the Buyer (i) consents, authorizes, or otherwise affirmatively permits such Partnership or its General Partner (A) to sell, refinance, exchange or otherwise convey or transfer its real estate or its Apartment Project, (B) to liquidate such Partnership, (C) to amend any of the terms or provisions of the Partnership Agreement or to change its General Partner(s), or (D) to take any other actions listed under Limitations on Powers of the General Partner(s) listed in each of the Partnership Agreements without first obtaining the prior written consent of the Seller, (ii) waives any of its rights under the Partnership Agreement, or (iii) enters into an agreement or otherwise allows such Partnership Interest to be liquidated. In the event of a repurchase, the Buyer will provide Seller with copies of the Partnership tax returns that are not in the Seller’s possession.
     (h) Repurchase of Missouri Partnership Interests. Seller agrees that it will repurchase from Buyer any of the four Missouri Operating Partnership Interests listed on Exhibit E hereto if their mortgages are foreclosed upon by RD, and will assume Buyer’s obligations with respect to such Partnership Interests assumed by the Buyer under this Agreement but not those accruing after the date hereof and prior to the repurchase, at Buyer’s option for the portion of the
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purchase price attributable to such Operating Partnership as set forth in column AS or AT of Exhibit A hereto, plus $500 per Operating Partnership repurchased to cover Buyer’s expenses associated with such repurchase, within 15 days of receipt of notice from Buyer if Buyer’s exercise of this option.
     Section 3. SECURITY INTEREST; ADMISSION OF SPECIAL MANAGER.
     (a) Execution of Security Agreement. Simultaneously with the execution by the parties of this Agreement the Buyer and Seller shall execute and deliver the Security Agreement in the form attached hereto as Exhibit D.
     (b) Admission of Megan Asset Services as Special Manager of Buyer. Megan Asset Services, LLC, an affiliate of Seller’s general partner (“MAS”) at the First Closing shall be admitted as a Special Manager of Buyer and shall remain a Special Manager of Buyer for so long as any Secured Promissory Notes remain unpaid for the sole purpose of (i) exercising its rights as a Special Manager under the amendment to the Buyer’s Operating Agreement set forth as Exhibit D-1 attached hereto, and (ii) signing on behalf of Buyer and delivering to Seller an assignment of Seller’s Partnership Interests back to Seller if there is any default on any Secured Promissory Note or the Security Agreement and such default remains uncured for fifteen (15) days.
     (c) Amendment of Buyer’s Operating Agreement. Prior and as a condition to the First Closing Buyer shall amend its Operating Agreement to include the provisions set forth on Exhibit D-1 attached hereto.
     Section 4. REPRESENTATIONS AND WARRANTIES.
     (a) Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer:
          (i) Status. Seller (A) is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware; (B) is in good standing under the laws of, and is authorised to transact business in, all jurisdictions where it conducts business; (C) has all requisite power and authority to own and operate the Partnership Interests and to carry on its business as now being conducted; and (D) has full right, power and authority to execute and deliver to Buyer this Agreement and the other documents to be executed by Seller hereunder (“Seller’s Documents”) and to perform the obligations and carry out the duties imposed upon Seller by this Agreement and the other Seller’s Documents. All Seller’s Documents have been (or, prior to their execution and delivery, will have been) duly authorized, approved, executed and delivered by all necessary parties, except the general partner’s approval as required under the Partnership Agreements, and constitute (or, upon execution and delivery, will constitute) the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.
          (ii) Rural Development Assistance. All but one of the Apartment Projects have been financed with mortgage financing through Rural Development, an agency of
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the United States Department of Agriculture (“RD”), and receives financial assistance from RD because of a restrictive use provision for low income housing set forth in the Partnership Agreements.
          (iii) Mortgage Loan Balances. The principal balances as of December 31, 2003 of each of the mortgage loans encumbering the Apartment Projects are set forth on Exhibit A.
          (iv) Liens and Encumbrances. The Partnership Interests are unencumbered except for the Security Interest (as defined in the Security Agreement) created by this Agreement and the obligations outlined in the Plan. The only substantive provisions of the Plan that are applicable to the transactions contemplated herein include (A) the 8% Interest Obligation set forth in Article 15, paragraph (1)(a)(ii) of the Plan, entitled “PAYMENTS FROM CAPITAL EVENTS,” and (B) Article 6, paragraph (6)(d) of the Plan, entitled “TREATMENT OF DEVELOPER CLASS UNDER THE PLAN,” as of the date of this Agreement, the aggregate amount of the 8% Interest Obligation is as set forth on Exhibit A. Seller has provided Buyer with a complete copy of the Plan, and the portions of the Plan referenced in this Section have not been subsequently replaced, supplemented, modified or terminated.
          (v) LP Obligations. The LP Obligations are limited to those that are expressly set forth in the Limited Partnership Agreements of the Partnerships, as amended.
          (vi) Financial Performance. Seller has delivered to Buyer copies of the documents listed in Section 11(a). Except as noted thereon, to the best of Seller’s knowledge, all such financial, statements present fairly in material respects the financial condition and results of operations of the Partnerships at the dates and for the periods presented, subject, in the case of statements other than for fiscal years, to normal year-end adjustments. Except as set forth such financial statements or in the other Exhibits to this Agreement, to the best of Seller’s knowledge, the Partnerships have no other obligation or liability of any nature (whether accrued, absolute, contingent, or otherwise) which is material or which, when combined with all other such obligations or liabilities would be material to the business, operations, prospects, properties or assets, or condition, financial or otherwise, of the Partnerships.
          (vii) Material Adverse Changes. Since October 31, 2004, to the best of Seller’s knowledge, there has not been (A) any material adverse change in the financial condition or in the operations, business, or properties of the Partnerships, or (B) any damage, destruction, or loss, whether covered by insurance or not, materially and adversely affecting the operations, business, or properties of the Partnerships.
          (viii) Available Depreciation. The depreciation attributable to such Partnership Interests shall be substantially equal to the anticipated depreciation set forth on Exhibit A for the year 2003, although Buyer understands and acknowledges that its sole remedy for the absence of Such depreciation shall be a reduction, in the Cash Consideration, as act forth in Section 1(d) of this Agreement.
          (ix) Insurance. To the best of Seller’s knowledge, the Partnerships have had in effect, and presently have in effect, all insurance appropriate for the activities carried on by the
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Partnerships, including general liability insurance, and property insurance, which policies are valid and enforceable in accordance with their terms.
          (x) Contracts and Commitments. To the best of Seller’s knowledge, all material contracts and other agreements (written or otherwise) that relate to or affect the operation of the Partnerships or by which any of the Partnership’s assets are bound, including but not limited to any loan agreements or low income housing agreements (the ‘Partnership Contracts”), are in full force and effect, and neither the execution of this Agreement nor the completion of the transactions contemplated by this Agreement conflicts with, or results in a breach of, any Partnership Contract except for the required notice to RD of the addition or change of a limited partner and the required approval of the general partners of such change. Seller will make full and complete copies of any Partnership Contracts in Seller’s possession available to Buyer upon request. To the best of Seller’s knowledge, the Partnerships have substantially complied with the material provisions of the Partnership Contracts except to the extent that the reserve balances have not been fully funded in accordance with the Partnership Contracts or may be subject to work-out plans. To the best of Seller’s knowledge, (A) all other parties to the Partnership Contracts have complied with the provisions of the Partnership Contracts applicable to such other parties, except as listed on Exhibit E hereto (B) none of such other parties are in material default under any Partnership Contract, and (C) no event has occurred which, but for the passage of time or the giving of notice, would constitute a default under a Partnership Contract.
          (xi) Litigation. Except as set forth in Exhibit F, to the best of Seller’s knowledge, there is no litigation, proceeding, or governmental investigation pending or threatened in eminent domain, for rezoning or otherwise against Seller or the Partnerships. Neither Seller nor, to the best of Seller’s knowledge, the Partnerships, are subject to or in material default with respect to any order, writ, injunction, or decree of any court or federal, state, provincial, municipal, or governmental department, commission, board, bureau, agency, or instrumentality that relates to or affects the Partnerships.
          (xii) Tax Matters. To the best of Seller’s knowledge, the Partnerships have filed all income tax returns, and all other tax returns which were required to be filed by them with respect to their respective businesses. The Seller has no knowledge as to the requirement for or the filing of any foreign, franchise, excise, employment, and payroll related, real and personal property, sales and gross receipts tax returns. To the best of the Seller’s knowledge, no agreement for the extension of time for the assessment of any deficiencies or adjustment with respect to any such tax return has been given, and Seller has no knowledge of any unassessed tax deficiency proposed or threatened against any Partnership. Seller is aware that some of the Partnerships, as listed on Exhibit E hereto, have either two or three years tax deficiency for real estate taxes.
          (xiii) Consents. Except for required notification to RD, no consent or approval of any governmental authority is required in connection with the execution, delivery, and performance of this Agreement by Seller. Further, except as described in Section 8 of this Agreement, no consent or approval of any party to any Partnership Contract or any other third party is required for the execution, delivery, and performance of this Agreement by Seller. Buyer understands and acknowledges that Seller’s ability to fully transfer the Partnership Interests is
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subject to the approval of the general partners of the Partnerships, but that Seller’s ability to alternatively provide to Buyer the economic benefits of such Partnership Interests is not conditioned upon such approval.
     (b) Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller;
          (i) Status. Buyer (A) is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of California; (B) is in good standing under the laws of, and is authorized to transact business in, all jurisdictions where it conducts business; (C) has all requisite power and authority to own and operate its property and to carry on its business as now being conducted; and (D) has full right, power and authority to execute and deliver to Seller this Agreement and the other documents to be executed by Buyer hereunder (“Buyer’s Documents”) and to perform the obligations and carry out the duties imposed upon Buyer by this Agreement and the other Buyer’s Documents. All Buyer’s Documents have been (or, prior to their execution and delivery, will have been) duly authorized, approved, executed and delivered by all necessary parties and constitute (or, upon execution and delivery, will constitute) the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.
          (ii) Buyer’s Organizational Documents. A true and complete copy of each of Buyer’s organizational documents has been furnished to Seller. Buyer’s organizational documents constitute the entire agreement among the Buyer’s members and are binding upon and enforceable against such members in accordance with their respective terms. There are no other agreements, written or oral between such members relating to Buyer except any agreements to which Seller is also a party. No party is in default of its obligations under Buyer’s organizational documents and no condition exists which, with the giving of notice and/or the passage of time, or both, would constitute a default under Buyer’s organizational documents.
          (iii) Litigation. Except as set forth in Exhibit G, there is no litigation, proceeding, or governmental investigation pending or threatened against Buyer or its affiliates, which claim if successful would have a material adverse impact on Buyer’s ability to fulfill its obligations under the Buyer’s Documents, nor is Buyer subject to or in material default with respect to any order, writ, injunction, or decree of any court or federal, state, provincial, municipal, or governmental department, commission, board, bureau, agency, or instrumentality that relates to its financial ability to perform under the Buyer’s Documents.
          (iv) Material Adverse Changes. Since September 30, 2004, there has not been (A) any material adverse change in the financial condition or in the operations, business, or properties of the Buyer, or (B) any damage, destruction, or loss, whether covered by insurance or not, materially and adversely affecting the operations, business, or properties of the Buyer.
     (c) Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to Seller:
          (i) Status. Guarantor (A) is a corporation, duly formed, validly existing and in good standing under the laws of the State of California; (B) is in good standing under the laws
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of, and is authorized to transact business in, all jurisdictions where it conducts business; (C) has all requisite power and authority to own and operate its property and to carry on its business as now being conducted; and (D) has full right, power and authority to execute and deliver to Seller this Agreement and the Guaranty (“Guarantor’s Documents”) and to perform the obligations and carry out the duties imposed upon Guarantor by this Agreement and the other Guarantor’s Documents. All Guarantor’s Documents have been (or, prior to their execution and delivery, will have been) duly authorized, approved, executed and delivered by all necessary parties and constitute (or, upon execution and delivery, will constitute) the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms.
          (ii) Financial Representations. The Balance Sheet of Guarantor as at September 20, 2004, a copy of which is attached hereto as Exhibit_H fairly presents in all material respects the financial condition of the Guarantor as of the date thereof. The Income Statement of Guarantor for the period ending as of September 20, 2004, a copy of which is attached hereto as Exhibit I fairly presents in all material respects the results of operations for the period then ended. Except as set forth in Exhibit H, the Guarantor has no other obligation or liability of any nature (whether accrued, absolute, contingent, or otherwise) which is material or which, when combined with all other such obligations or liabilities would be material to the business, operations, prospects, properties or assets, or condition, financial or otherwise, of the Guarantor.
          (iii) Litigation. Except as set forth in Exhibit J, there is no litigation, proceeding, or governmental investigation pending or threatened against Guarantor or its affiliates, which claim if successful would have a material adverse impact on the Guarantor’s ability to fulfill its obligations under the Guaranty, nor is the Guarantor subject to or in material default with respect to any order, writ, injunction, or decree of any court or federal, state, provincial, municipal, or governmental department, commission, board, bureau, agency, or instrumentality that relates to its financial ability to perform under the Guaranty.
          (iv) Material Adverse Changes. Since September 30, 2004, there has not been (A) any material adverse change in the financial condition or in the operations, business, or properties of the Guarantor, or (B) any damage, destruction, or loss, whether covered by insurance or not, materially and adversely affecting the operations, business, or properties of the Guarantor.
     Section 5. CODE SECTION 754 ELECTIONS.
     To the best of Seller’s knowledge and as confirmed by Seller’s Tax Counsel Opinion (defined below), the general partners of the Partnerships listed on Exhibit K attached hereto, for and on behalf of such Partnerships, have each filed a 2000 partnership tax return (Form 1065) which included a form entitled ELECTION TO ADJUST BASIS OF PROPERTY (“Election”) which was filed in connection with a proposed transaction which did not take place. While the transaction did not take place in 2000, to the best of Seller’s knowledge the Elections can be used for the transaction contemplated by this Agreement. Those Partnerships listed on Exhibit L attached hereto have previously filed an Election in the year indicated on Exhibit L.
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     Section 6. ALLOCATIONS.
     As additional consideration for payment of the Purchase Price paid by Buyer, Seller shall allocate to Buyer at the First Closing (i) thirty-three percent (33.0%) of the allocations to Seller in each 2005 Partnership for all items of income, gain, loss, deductions and credits (“Tax Items”) for the fourth quarter of calendar year 2004 and (ii) one hundred percent (100%) of the allocations to Seller in all other Partnerships for all Tax Items, except for income and non-recourse liabilities, for the fourth quarter of calendar year 2004. In addition, the income and the allocation of the non-recourse liabilities as of December 31, 2004 of each Partnership will be allocated in proportion to the percentage ownership of such Partnership as listed on Exhibit A.
     Section 7. ASSIGNMENT AND ASSUMPTION AGREEMENTS.
     For each Partnership Interest sold by Seller and purchased by Buyer, at each closing hereunder, Seller and Buyer shall individually execute an assignment and assumption agreement in the form attached hereto as Exhibit M (“Assignment and Assumption Agreement”). If Seller is unable to obtain the consent of the general partner of any Partnership to the assignment of the Partnership Interests of such Partnership to Buyer and to the admission of Buyer as a Limited Partner within sixty (60) days after the First Closing, Seller will deliver to Buyer a legal opinion reasonably acceptable to Buyer that addresses each Partnership Interest that is assigned without Buyer’s admission, as a Limited Partner (“Unapproved Assigned Operating Partnership Interests”) and that states that Buyer, as an assignee of the Partnership Interests from Seller, will be treated as the beneficial owner of the Unapproved Assigned Operating Partnership Interests for federal income tax purposes and will be entitled to claim on the Buyer’s federal income tax return the portion of each item of partnership income, gain, loss, deduction, credit, and all other partnership items that is at least equal to the stated percentage of the Unapproved Assigned Operating Partnership Interest transferred to Buyer hereby (the “Seller’s Tax Counsel Opinion”).
     Section 8. REQUIRED CONSENTS.
     (a) Consents to Transfer. Buyer acknowledges and understands that the transfer of the First Option Partnership Interests pursuant to the First Option, if exercised by Buyer, will require the consents of a majority in interest of the Bayfield Limited Partners (herein collectively the “Required Consents”) pursuant to a solicitation in accordance with and pursuant to applicable statutes and regulations governing such a solicitation (“Solicitation”). Seller agrees to use its commercially reasonable best efforts to obtain all of the Required Consents by preparing a Solicitation seeking the consents of a majority in interest of the Bayfield Limited Partners, as soon as reasonably practical after the receipt by Seller of Buyer’s notice of exercise of the First Option.
     (b) Exchange of Partnership Interests. If Seller is unable to obtain the Required Consents such that the First Option cannot be closed within a reasonable time after the exercise of the First Option, then either Buyer or Seller may exercise its option to cause Buyer to exchange certain Partnership Interests for other Partnership Interests, as described in Section 2(f) of this Agreement.
/s/ PJM

     Section 9. INVESTMENT INTENT.
     Buyer recognizes that the Partnership Interests being acquired by Buyer hereunder have not been registered under the Securities Act of 1933 (the “Act”) or any other securities law. Buyer acknowledges that it has been given an opportunity to conduct due diligence and ask questions with respect to the Partnerships and the Partnership Interests, and that Buyer has received responses satisfactory to it. Such due diligence shall not in any way diminish or mitigate the representations and warranties of Seller set forth in this Agreement, except to the extent that Buyer has actual knowledge of the falsity of a representation or warranty. Buyer is acquiring the Partnership Interests for its own account, for investment, and not with a view to the resale or distribution of any part thereof in violation of the Act or any other securities law. Buyer is an “accredited investor” as such term is defined in rule 501 of the Act.
      Section 10. CLOSINGS.
     (a) Closing Location. All closings under this Agreement or the options shall take place via the exchange of overnight deliveries, with original Partnership certificates, if applicable, exchanged through the office of Seller’s attorneys, Zuger, Kirmis & Smith, 316 N. Fifth St., Bismarck, ND 58501.
     (b) Conditions to Closing. The obligations of the parties to effect the First Closing, and any closing under the Short Option or the First Option, are subject to the satisfaction (or waiver) prior to such closing of the following conditions:
          (i) Representations and Warranties. The representations and warranties of Seller, Buyer and Guarantor contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of such closing, as if made as of such closing (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date).
          (ii) Covenants. All covenants and agreements of the parties to be performed on or prior to such closing shall have been duly performed in all material respects.
          (iii) Corrective Action. If at any time after the date hereof and prior to the any closing hereunder, Buyer discovers any facts which materially render incomplete or inaccurate any of the Seller’s warranties or representations, then (A) Buyer will promptly provide Seller with a written disclosure thereof, (B) Seller shall have thirty (30) days in which to correct such deficiencies and (C) such closing shall be postponed for such thirty (30) day period.
     (c) Closing Information and Consents. Buyer will provide the items and information that are in its control and that are required of the transferor by Article XIII — Transfer Of A Limited Partner’s Interest — of each Partnership Agreement and otherwise use its commercially reasonable best efforts to assist Seller in obtaining the Required Consents described in Section 8 of this Agreement, and the consent of the general partners of the Partnerships in which Buyer is acquiring Partnership Interests.

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     (d) Closing Documents. At each closing hereunder, the following documents will be delivered:
          (i) Assignment and Assumption Agreement. An Assignment and Assumption Agreement executed and acknowledged by Seller and Buyer with, respect to each Partnership Interest being transferred at such closing in the form attached hereto as Exhibit M;
          (ii) Secured Promissory Notes. Secured Promissory Notes made and acknowledged by Buyer in the amount required hereunder for such closing in the form attached hereto as Exhibit B;
          (iii) Guaranty. The Guaranty executed and acknowledged by Guarantor in the form attached hereto as Exhibit C;
          (iv) Power of Attorney. A power of attorney executed and acknowledged by Buyer with respect to each Partnership for delivery to each general partner in compliance with Article XIII of each Partnership Agreement, as amended, in the form attached hereto as Exhibit N or with such reasonable changes as may be required by any general partner and that are reasonably acceptable to Buyer;
          (v) Evidence of Beneficial Ownership. All documents that Buyer reasonably requests to be executed by Seller to support the treatment of Buyer as the beneficial owner of the Partnership Interests being assigned at such closing;
          (vi) Tax Opinion. Seller’s Tax Counsel Opinion as provided in Section 7 hereof to be provided by April 15, 2004, with the understanding that if such opinion is not provided-by such date any required payments from Buyer due on or after such date may be deferred until receipt of such opinion.
          (vii) Release. A release or another form of acknowledgment executed and acknowledged by Seller that Seller is not entitled to receive any further funds, whether as the repayment of loans, advances, or other obligations, from the Partnerships, including pursuant to the Plan, other than tax preparation fees and distributions to Seller by reason of any Partnership Interests that it has retained following the then applicable closing and then only to the extent of the retained interest; and
          (viii) Additional Documents. Such other and further documents and instruments as may be reasonably requested by either party in order to fully effectuate and complete the transactions contemplated hereunder.
     (e) Payment of Cash Consideration. At each closing hereunder Buyer shall pay that portion of the Cash Consideration required to be paid at such closing by this Agreement. All payments of Cash Consideration shall be paid in United States Dollars by electronic funds transfer or cashier’s check payable to the order of Seller.
     (f) Post-Closing Matters. After each closing hereunder, the parties will take the following actions:

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          (i) Amended Partnership Agreement. Within sixty (60) days following each closing hereunder, Seller shall deliver to Buyer three (3) copies of an amendment to each Partnership Agreement reflecting the assignment and transfer of the Partnership Interests transferred at such closing substantially in the form attached hereto as Exhibit Q (“Amended Partnership Agreement”). Within sixty (60) days of receipt of each Amended Partnership Agreement, Buyer shall execute and return one copy of each executed Amended Partnership Agreement to Seller.
          (ii) Books and Records. The parties will mutually cooperate to make all files and records in Seller’s possession regarding or relating to the Partnerships or the Apartment Projects available to Buyer promptly after the First Closing, with all copying, including personnel costs and transportation costs to be paid by Buyer. Buyer agrees that Seller may make and keep copies of any such files and records and, after the First Closing, Buyer agrees to provide Seller with reasonable access to all such files and records upon reasonable notice, and to allow Seller, at its cost, to review and make copies of such files and records, at Buyer’s offices.
     Section 11. DUE DILIGENCE; CONFIDENTIALITY.
     (a) Due Diligence Materials. Seller shall upon the execution of this Agreement deliver to Buyer the following documents on each of the Partnerships (which have not heretofore been produced):
•	Copies of Federal 2002 & 2003 income tax returns;

•	Copy of Partnership Agreements, all amendments thereto & prior assignments of partnership interests;

•	Copy of Form RD 1930-7 (budget/expenses) for 2004; and

•	Copy of most recent Form RD 1930-8 (balance sheet).
Seller shall deliver to Buyer any additional documents or other information requested by Buyer which may be reasonable and appropriate for Buyer to verify the ownership by Seller of each of the Partnership Interests, and the financial condition and compliance with RD regulations of each of the Partnerships.
     (b) Confidentiality. Buyer and Guarantor acknowledge that the documents and information which have already been or will be provided by Seller or its agents to Buyer during its investigation and evaluation of the transactions contemplated hereby are not in the public domain and are considered private and confidential by the Seller. Accordingly, Buyer and Guarantor hereby agree to keep all documents and information provided by Seller or its agents (“Confidential Partnership Information”) private and confidential and shall not disclose the same to any institution, corporation, organization, governmental agency, individual or group of individuals, lender or borrower, buyer or seller (collectively a “Third Party”) except on a “need to know” basis and without first having any such Third Party agree in writing to be bound by the terms of this paragraph to the same extent as if they were a principal party hereto. If this transaction does not close Buyer and Guarantor will return, and will cause any Third Parties to return, all copies of the Confidential Partnership Information. Seller acknowledges that Buyer may disclose information to its potential investors in the process of syndicating the Partnership

/s/ PJM

Interests acquired hereby without execution by any such investors of an agreement to keep confidential the Confidential Partnership Information. Except as provided in the immediately preceding sentence, the Confidential Partnership Information shall be used by Buyer only to assist Buyer in conducting its due diligence review of the Partnerships, and for no other purpose. Buyer shall keep all Confidential Partnership Information strictly confidential until the First Closing or for two (2) years from the date of this Agreement, whichever first occurs. If the First Closing fails to take place or if this Agreement is terminated all Confidential Partnership Information and all copies thereof shall be promptly returned to Seller or destroyed, and Buyer shall promptly provide to Seller an affidavit under oath reasonably acceptable to Seller that such action has been taken Information shall not be deemed Confidential Partnership Information if (a) rightfully in the public domain other than by a breach of this Agreement; (b) rightfully received from a third party without any obligation of confidentiality; (c) rightfully known to Buyer without any limitation on use or disclosure prior to its receipt from Seller; or (d) independently developed by employees of Buyer.
     Section 12. GUARANTY. Simultaneously with the execution by the parties of this Agreement, the Guarantor shall execute and deliver to Seller the Guaranty in the form attached hereto as Exhibit C.
     Section 13. COMMISSIONS.
     The parties hereto acknowledge that 1st Trade has brokered this Agreement and the Options provided herein, and Buyer hereby agrees to be solely responsible for any and all sales commissions, fees and expenses that may be due and owing 1st Trade in connection with said brokerage services, which commissions are set forth on Exhibit P attached hereto. Buyer’s obligation to pay such amounts shall be guaranteed by the Guaranty of Guarantor.
     Section 14. INDEMNIFICATION.
     (a) Seller’s Indemnification. Subject to other subsections of this Section 14 and Section 1 (d), Seller will indemnify and hold Buyer harmless against any and in respect of any and all liability, damage, loss, cost, and expenses arising out of or otherwise in respect of: (i) any material misrepresentation, breach of warranty, or non-fulfillment of any agreement or covenant of Seller contained in this Agreement; (ii) any and all actions, suits, proceedings, audits, judgments, reasonable costs, and reasonable legal and other expenses incident to any of the foregoing or to the enforcement of this Section 14; (iii) Seller’s ownership or exercise of rights under the Partnership Interests at any time prior to the sale of such Partnership Interests to Buyer other than the 8% (Interest Obligation; and (iv) any obligations under Partnership Contracts that have not been assumed by Buyer.
     (b) Buyer’s Indemnification. Subject to other subsections of this Section 14 and Section 1(d), Buyer will indemnify and hold Seller harmless against any and in respect of any and all liability, damage, loss, cost, and expenses arising out of or otherwise in respect of: (i) any material misrepresentation, breach of warranty, or non-fulfillment of any agreement or covenant of Buyer contained in this Agreement; (ii) any and all actions, suits, proceedings, audits, judgments, reasonable costs, and reasonable legal and other expenses incident to any of the foregoing or to the enforcement of this Section 14; (iii) the ownership or exercise of rights under

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the Partnership Interests at any time after the purchase of such Partnership Interests by Buyer; (iv) the obligations that have been assumed by Buyer under this Agreement; and (v) Buyer’s syndication of any interests in Buyer or any successor, assign or affiliate.
     (c) Indemnification Process. Promptly after the receipt by any party of notice of any claim or the commencement of any action or proceeding, such party will, if a claim with respect thereto is to be made against any party obligated to provide indemnification (the “Indemnifying Party”) pursuant to this Section 14, give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such Indemnifying Party will have the right, at its option, to compromise or defend, at its own expense and by its counsel, any matter involving the asserted liability of the party seeking such indemnification. Such notice, and opportunity to defend, will be a condition precedent to any liability of the Indemnifying Party under the indemnification agreements contained in this Section 14. If any Indemnifying Party undertakes to compromise or defend any such asserted liability, it will promptly notify the party seeking indemnification of its intention to do so, and the party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defends against any such asserted liability. In any event, the indemnified party will have the right at its own expense to participate in the defense of such asserted liability. In no event shall either party’s liability to the other party under this Agreement, whether fashioned as a direct claim for damages or a claim for indemnity under this Section 14, exceed (i) in the aggregate, the amount of the Cash Consideration and (ii) with respect to all claims relating to a particular Partnership, the amount of Cash Consideration allocated to such Partnership in Exhibit A. The indemnified party will also, to the extent that the indemnified party owes any obligations to the indemnifying party, have the right to withhold from the indemnifying party the indemnified party’s reasonable estimate of the amount of any damages for which the indemnifying party would be liable under this Section 14 as a result of such claim by a third-party unaffiliated with the indemnified party. The amount of such withholding shall be deposited with an independent escrow agent reasonably acceptable to both parties.
     Section 15. MANAGEMENT AGREEMENT
     Megan Asset Management, Inc. (“MAMI”), Seller’s general partner, and Buyer have agreed to execute a management agreement whereby MAMI will continue to perform the management, financial, and tax services with respect to the Partnership Interests that it currently performs, which fees (1) shall not exceed $50,000 for the calendar year 2005 (for the first year, a pro rata portion thereof until and unless the First Option is exercised), and (2) for the calendar year 2006 and thereafter $50,000 annually, increased by 2% annually beginning on January 1, 2006 if First Option is excercised (or a, pro rata portion thereof if the First Option is not exercised). The specific terms of such agreement are set forth in Exhibit Q.
     Section 16. MISCELLANEOUS.
     (a) Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person, sent by United States certified mail, return receipt requested, postage prepaid, or sent by overnight mail by a nationally recognized courier service (e.g., Federal Express) to the party being given such notice at the appropriate address set forth on page 1 hereof, or to such other

/s/ PJM

address as any party may give to the others in writing at least tan (10) days prior to the effective date of said change of address. Notices delivered in person shall be effective upon receipt; notices delivered by mail shall be effective three (3) business days after being deposited in the United States mail; notices delivered by overnight mail shall be effective on the business day following delivery to the courier service.
     (b) Binding Agreement; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors, and permitted assigns. This Agreement may not be assigned without the prior written consent of all parties hereto, except that Seller and Buyer may assign this Agreement without such consent to an affiliate
     (c) Entire Agreement; Amendments. This Agreement, the Security Agreement, the Secured Promissory Notes and the Guaranty contain the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement has been negotiated by the parties, and no party has relied upon any statements made by any person that are not set forth herein; accordingly, this Agreement shall not be construed more strictly against any party. This Agreement may not be modified, amended, or cancelled except in a writing signed by Seller and Buyer.
     (d) Headings. The headings of this Agreement are for reference and are not part of or a guide to the interpretation of this Agreement. Any singular word or term herein shall be read as in the plural whenever the sense of this Agreement may require it.
     (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute a complete agreement and all of which taken together shall constitute a single agreement.
     (f) Facsimile Signatures. The execution of this Agreement and the execution of any other documents contemplated hereby requiring the signatures of the parties hereto may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
     (g) JURISDICTION; APPLICABLE LAW. THIS AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF SELLER, THIS AGREEMENT MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; SELLER, BUYER AND GUARANTOR HEREBY CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, SELLER, BUYER OR GUARANTOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES

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ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     AS A MATERIAL INDUCEMENT FOR SELLER TO EXTEND CREDIT TO BUYER AS CONTEMPLATED HEREIN, SELLER, BUYER AND GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE SECURITY AGREEMENT, THE SECURED PROMISSORY NOTES, OR THE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
[remainder of page intentionally blank — signatures appear on following page]

/s/ PJM

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above mentioned.

BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP

By:	/s/ Paul J. Maddock

Paul J. Maddock, President of General Partner,
Megan Asset Management, Inc.

MPF BAYFIELD ACQUISITION, LLC
By:	MacKenzie Patterson Fuller, Inc., its Manager

By:	/s/ C. E. Patterson

C. E. Patterson, President

MACKENZIE PATTERSON FULLER, INC.

By:	/s/ C. E. Patterson

C. E. Patterson, President

MEGAN ASSET MANAGEMENT, INC.
(for purposes of Section 15 only)

By:	/s/ Paul J. Maddock

Paul J. Maddock, President

EXHIBITS
TO CONTRACT TO PURCHASE
LIMITED PARTNERSHIP INTERESTS
Exhibit A - 81 Limited Partnerships
Exhibit A-1 - 2005 Partnerships
Exhibit B - Form of Secured Promissory Note
Exhibit C - Guaranty
Exhibit D - Security Agreement
Exhibit D-1 - Amendment to Buyer’s Operating Agreement
Exhibit E - Third Party Non-Compliance with Partnership Contracts and Real Estate Tax Deficiencies
Exhibit F - Litigation - Seller
Exhibit G - Litigation - Buyer
Exhibit H - Balance Sheet of Guarantor as at September 30, 2004
Exhibit I - Income Statement of Guarantor for the period ending September 30, 2004
Exhibit J - Litigation - Guarantor
Exhibit K - Operating General Partners that filed a 2000 partnership tax return (Form 1065) which included a form entitled ELECTION TO ADJUST BASIS OF PROPERTY (“Election”)
Exhibit L - Those Partnerships that have previously filed an Election in a year in which a Partnership Interest was transferred, and the year of such Election
Exhibit M - Assignment and Assumption Agreement
Exhibit N - Power of Attorney
Exhibit O - Amended Partnership Agreement
Exhibit P - Commissions
Exhibit Q - Management Agreement

/s/ PJM

Exhibit A to Contract to Purchase
Bayfield Low Income Housing LP with MPF

										95%-99%
										MORTGAGE
								NET	95%-99%	BALANCE OVER		95%-99%	95%-99%
APARTMENT								REMAINING	ESTIMATED	REMAINING DEPR	95%-99%	ESTIMATED	ESTIMATED ANN	PURCHASE
COMPLEX		Bayfield’s Share	8% Interest	PLACED IN	PLACED IN	FIRST YEAR OF	Depr Yrs Left as	DEPR BASE	REMAINING	BASIS 154	ESTIMATED	ANNUAL 754	TOTAL DEDUCT	PRICE 49.5% OR
NUMBER	APARTMENT COMPLEX	of Tax Items	Due Developers	SERVICE DATE	SERVICE YEAR	TAX CREDITS	of 6/30/2004	12/31/03	DEPR	ELECTRON	ANNUAL LOSSES	DEDUCTION	& LOSSES	33%
3	ALBANY COMMONS, LTD.	99.00%	(18,336)	7/6/1989	1989	1990	L3	403,772	399,734	228,801	(14,068)	(8,320)	(22,388)	$6,580
6	BAKER HEIGHTS II LTD,	66.00%	(22,843)	11/1/1988	1988	19S8	11	546,759	360,861	276,138	(27,132)	(10,041)	(37,173)	$17,727
7	BAYSHORE NORTH APTS-IV	99.00%	(6,988)	12/29/1988	1988	1989	12	815,243	807,991	492,579	(62,921)	(17,912)	(80,833)	$31,547
8	BELFAST HOHSING ASSOC	99.00%	(24,045)	1/2/1989	1989	1989	12	898,362	889,378	205,874	(37,538)	(7,486)	(45,024)	$21,471
9	BEREA SUMMIT, LTD.	99.00%	(4,919)	6/1/1989	1989	1990	33	218,713	216,520	166,375	(3,766)	(6,050)	(9,816)	$2,885
10	BERKSHIRE APARTMENTS #2	95.00%	(15,010)	5/31/1988	1988	1988	11	348,314	330,898	298,968	(22,056)	(10,872)	(32,928)	$15,702
11	BLADES LIMITED PTNRSHP	99.00%	(31,266)	10/1/1988	1988	1989	12	708,924	701,835	503,416	(54,137)	(18,306)	(72,443)	$34,546
13	BREKTWOOD APARTMENTS, LTD.	99.00%	(15,140)	9/1/1988	1988	1938	11	342,181	358,559	292,256	(13,817)	(10,627)	(24,445)	$11,657
14	BRIAR HILL APARTMENTS, LTD.	95.00%	(6,000)	10/15/1987	1987	1988	11	208,464	198,041	141,723	(2,908)	(5,154)	(8,062)	$3,844
19	CEDAR CREST APARTMENTS	99.00%	(7,896)	5/1/1990	1990	1990	13	251,628	249,112	128,941	(18,564)	(4,689)	(23,253)	$0,834
20	CEDAR GROVE APTS	95.00%	(27,712)	10/26/1988	1988	1988	11	620,050	589,048	430,427	(31,468)	(15,652)	(47,120)	$22,470
25	CLIFFORD HEIGHTS APTS., LTD.	99.00%	(9,859)	11/14/1988	1988	1989	12	212,657	210,530	158,932	(10,531)	(5,779)	(16,310)	$7,778
26	COTTONDALE VILLA APTS	99.00%	(16,279)	1/9/1989	1989	1989	12	411,268	407,155	249,500	(10,611)	(9,073)	(19,684)	$9,387
29	CYPRESS VIEW ESTATES	95.00%	(16,791)	3/1/1989	1989	1989	12	419,092	398,137	259,578	(8,898)	(9,439)	(18,337)	$8,344
30	DELTA TERRACE	99.00%	(14,899)	7/29/1988	1988	1988	11	445,235	440,783	283,487	(68,541)	(10,309)	(78,849)	$37,601
31	DIAMOND COURT L.L.P.	99.00%	(28,713)	8/1/1989	1989	1989	12	679,263	672,470	521,157	(50,097)	(18,973)	(69,070)	$32,938
34	EDMONSON PROPERTIES	99.00%	(13,036)	5/1/1989	1989	1989	12	284,474	281,629	167,839	(7,475)	(6,103)	(13,579)	$6,475
36	ELMWOOD ESTATES	99.00%	1,274	3/29/1989	1989	1989	12	567,009	561,319	461,316	(43,248)	(16,775)	(60,023)	$28,624
37	FERNWOLD-WILSON LAKE	99.00%	[36,365]	1/2/1989	1989	1989	12	1,289,278	1,276,385	303,481	(56,400)	(11,036)	(67,436)	$32,159
38	FIELDCREST, LTD.	99.00%	(11,967)	10/7/1988	1988	1988	11	263,251	262,598	163,190	(28,842)	(5,934)	(34,776)	$16,584
41	FOLSOM SOUTH VENTURE	95.00%	(9,040)	10/15/1988	1988	1989	12	214,414	203,693	148,153	(12,229)	(5,387)	(17,617)	$8,401
42	FOREST PARK APARTMENTS	95.00%	0	11/1/1987	1987	1988	11	585,525	556,249	481,973	(28,139)	(17,526)	(45,665)	$21,777
44	GASLIGHT SQUAREAPTS., LTD.	99.00%	(16,422)	1/30/1987	1987	1988	11	413,613	409,482	288,189	(32,080)	(10,480)	(42,560)	$20,296
45	GATEWOOD APARTMENTS LTD	99.00%	(8,411)	9/30/1988	1988	1989	12	626,705	620,438	462,935	(44,542)	(16,834)	(61,376)	$29,269
46	GIBSLAND VILLAS LIMITED	95.00%	(l9,191)	6/15/1989	1989	1989	12	457,025	434,174	243,818	(17,802)	(8,866)	(26,668)	$12,717
48	GLENMORA APARTMENTS	95.00%	(10,266)	1/10/1988	1988	1989	12	202,706	192,571	200,972	(14,247)	(7,308)	(21,555)	$10,279
49	GREENLEAF GARDENS	99.00%	0	12/23/1987	1987	1988	11	658,550	651,965	583,429	(20,249)	(21,216)	(41,465)	$19,774
51	HAGEWOOD APARTMENTS	99.00%	(8,928)	10/1/1987	1987	1987	10	301,006	297,996	239,011	(16,774)	(8,692)	(25,466)	$12,144
53	HIDDEN HILL APARTMENTS, LTD.	99.00%	(12,099)	9/23/1988	1988	1989	12	276,279	273,516	207,592	(18,800)	(7,549)	(26,349)	$12,565
54	HILLTOP MANOR APTS	95.00%	0	12/1/1989	1989	1989	12	758,676	720,742	528,688	(60,914)	(19,225)	(80,139)	$38,216
55	HILLWOOD LTD.	99.00%	(7,407)	10/17/1988	1988	1988	11	193,600	191,664	116,492	(21,661)	(4,236)	(25,897)	$12,350
59	INDIANWOOD APTS II	95.00%	(11,911)	1/9/1987	1987	1988	11	224,028	212,827	367,842	(17,054)	(13,376)	(30,430)	$14,512
61	JONESVILLE APTS FOR SR.	99.00%	(11,368)	9/1/1988	1988	1989	12	303,400	300,366	242,803	(24,260)	(8,829)	(33,089)	$15,779
64	LAGRANGE APARTMENTS-II	95.00%	(3.445)	8/1/1989	1989	1989	12	113,573	107,894	71,851	(8,726)	(2,613)	(11,339)	$5,407
67	LAKEVIEW ESTATES	95.00%	(23,450)	8/1/1989	1989	1989	12	641,486	609,412	350,921	(58,037)	(12,761)	(70,798)	$33,762
68	LAKEWOOD APARTMENTS II	95.00%	(6,631)	9/26/1988	1988	1989	12	474,877	451,133	357,626	(28,751)	(13,005)	(41,755)	$19,912
69	LARUE PROPERTIES, LTD.	99.00%	(17,155)	7/29/1989	1989	1989	12	398,337	394,354	94,547	8,405	(3,438)	4,967	$(2,369)
70	LAS ROSAS II, LTD	95.00%	(19,628)	7/27/1988	1988	1988	11	480,481	456,457	397,265	(11,585)	(4,446)	(26,031)	$12,414
73	LEWIS APARTMENTS CO	95.00%	0	1/17/1989	1989	1989	12	418,057	397,154	238,186	(27,345)	(8,66l )	(36,006)	$17,170
74	LEWISTOWN APARTMENTS	95.00%	(5,827)	6/1/1989	1989	1989	12	159,712	151,726	114,414	(14,272)	(4,161)	(18,432)	$8,390
78	MAGNOLIA PLAZA APTS	95.00%	(18,411)	1/1/1987	1987	1988	11	446,114	423,808	467,512	(65,598)	(17,000)	(82,598)	$39,389
79	MANOR APTS-CADDO MILLS	95.00%	(16,460)	9/28/1988	1988	1988	11	306,698	291,363	246,421	(20,184)	(8,961)	(29,144)	$13,898
81	MAPLE HILL APARTMENTS	99.00%	0	3/1/1987	1987	1988	11	596,024	590,064	418,698	(51,225)	(15,225)	(67,351)	$32,118
82	MARION HOUSING	99.00%	(11,370)	12/30/1987	1987	1988	11	288,985	286,095	241,180	(38,471)	(8,770)	(47,242)	$22,528
83	MEADOWLAND APARTMENTS	95.00%	(12,235)	8/21/1989	1989	1989	12	311,617	296,036	190,843	(27,783)	(6,940)	(34,722)	$16,558
86	MOSSWOOD APARTMENTS	95.00%	(14,951)	2/10/1988	1988	1988	11	390,767	371,229	327,447	(2,297)	(11,907)	(14,204)	$6,774
87	MOUNTAIN VIEW APTS II, LTD.	95.00%	(16,993)	12/30/1988	1988	1989	12	417,746	396,859	285,431	(28,433)	(10,379)	(38,812)	$18,508
88	MUNFORDVILLE	95.00%	(7,210)	1/1/1988	1988	1988	11	185,954	176,656	141,724	(13,270)	(5,154)	(18,423)	$8,786
89	NEW CANEY OAKS	99.00%	(21,943)	4/14/1987	1987	1988	11	617,375	611,201	559,692	(30,000)	(20,352)	(50,352)	$24,012
90	NORTH DEER CREEK, LTD.	99.00%	(15,071)	9/1/1988	1988	1989	12	412,756	408,628	273,393	(28,520)	(9,942)	(38,462)	$18,341
91	OAK VALLEY PLACE II	95.00%	(9,058)	1/14/1988	1988	1988	11	275,773	261,984	235,485	(8,865)	(8,563)	(17,428)	$8,311
94	OLD OAK ESTATES	95.00%	(28,152)	9/29/1988	1988	1988	11	647,105	614,750	563,595	(64,881)	(20.494)	(85,376)	$40,713

Exhibit A to Contract to Purchase
Bayfield Low Income Housing LP with MPF

										99%-99%
										MORTGAGE
								NET	95%-99%	BALANCE OVER		95%-99%	95%-99%
APARTMENT		Bayfield’s						REMAINING	ESTIMATED	REMAINING DEPR	95%-99%	ESTIMATED	ESTIMATED ANN	PURCHASE
COMPLEX		Share of	8% Interest	PLACED IN	PLACED IN	FIRST YEAR OF	Depr Yrs Left as	DEPR BASE	REMAINING	BASIS 154	ESTIMATED	ANNUAL 756	TOTAL DEDUCT	PRICE 49.5% OR
NUMBER	APARTMENT COMPLEX	Tax Items	Due Developers	SERVICE DATE	SERVICE YEAR	TAX CREDITS	of 6/30/2004	12/31/03	DEPR	ELECTION	ANNUAL LOSSES	DEDUCTION	& LOSSES	33%
95	ONION CREEK	99.00%	(19,018)	9/1/1988	1988	1988	11	450,697	446,190	352,016	(30,449)	(12,801)	(43,250)	$20,625
96	ORCHARD COMMONS, LTD.	95.00%	(13,740)	5/26/1989	1989	1990	13	278,301	264,386	91,335	335	(3,321)	(2,986)	5878
97	P.D.C. EEGHTEEN L.P	95.00%	(24,238)	1/2/1990	1990	1990	13	574,259	545,546	439,042	(58,817)	(15,965)	(74,782)	$21,979
98	P.D.C. TWENTY TWO L.P.	99.00%	(17,515)	10/1/1989	1989	1990	13	522,641	517,415	306,853	(44,140)	(11,158)	(55,298)	$16,253
101	PARKWOOD ASSOCIATED	95.00%	(15,084)	4/1/1989	1989	1989	12	449,353	426,885	200,687	(26,627)	(7,298)	(33,924)	$16,178
102	PECAN VILLA APARTMENTS	99.00%	(17,985)	6/3/1988	1988	1988	11	560,334	554,731	481,518	(29,179)	(17,510)	(46,689)	$22,265
105	POCOMOKE VILLAS LTD.	95.00%	(38,914)	1/1/1988	1988	1989	12	777,952	739,054	648,016	(36,803)	(23,565)	(100,367)	$47,863
107	REGENCY APTS OF RENO	95.00%	0	12/21/1988	1988	1989	12	328,499	312,074	226,729	(10,717)	(8,245)	(18,962)	$9,042
108	REGENCY PLAZA	99.00%	(12,979)	4/1/1988	1988	1988	11	411,446	407,332	226,924	(21,618)	(8,252)	(29,869)	$14,244
109	RESERVOIR HILL L.P.V	95.00%	(49,713)	2/13/1990	1990	1990	13	600,483	570,459	(141,571)	(9,444)	5,148	(4,296)	$2,049
111	RIDGE VIEW APARTMENTS	95.00%	(32,738)	2/29/1988	1988	1988	11	679,379	645,410	644,136	(34,704)	(13,423)	(58,127)	$27,719
112	RIDGECREST APARTMENTS	95.00%	(16,054)	2/5/1988	1988	1988	11	357,686	339,802	296,351	(45,674)	(10,776)	(56,450)	$26,920
115	ROLLING MEADOW H.L.P.	99.00%	(21,947)	1/1/1989	1989	1989	12	555,700	550,143	417,028	(36,013)	(15,165)	(51,178)	$24,405
116	RUSSELL SEPTEMBER HSING	95.00%	(6,291)	12/30/1987	1987	1988	11	170,462	161,919	140,679	(10,969)	(5,116)	(16,084)	$7,670
117	SACRAMENTO, LTD.	95.00%	(17,028)	12/8/1988	1988	1989	12	429,627	408,146	333,647	(8,620)	(12,133)	(20,753)	$9,897
119	SOMEREST WEST. HILLS II	95.00%	(11,960)	3/18/1989	1989	1989	12	285,222	270,961	201,296	(22,041)	(7,320)	(29,361)	$14,001
120	SOUTHEASTERN ASSOCIATES	99.00%	(20,615)	6/1/1988	1988	1989	12	753,335	745,802	568,691	(29,842)	(20,680)	(50,521)	$24,092
123	ST. ROSE ASSOCIATES	99.00%	(16,815)	10/1/1988	1988	1989	12	420,925	416,716	313,821	(14,359)	(11,412)	(25,771)	$12,289
124	STREAMSIDE ASSOCIATES	99.00%	0	8/6/1989	1989	1989	12	608,380	602,296	275,604	(25,359)	(10,022)	(35,381)	$16,872
127	SUN RISE APTS. NORTH	95.00%	(36,638)	12/8/1989	1989	1989	12	852,268	809,655	581,999	(55,618)	(21,164)	(76,781)	$36,615
128	SUNRISE APARTMENTS	99.00%	(6,298)	12/20/1988	1988	1989	12	207,509	205,434	163,977	(12,867)	(5,963)	(18,830)	$8,979
129	TAFT GARDENS	95.00%	(10,191)	3/1/1987	1987	1988	11	301,895	286,800	297,182	(14,675)	(10,807)	(25,481)	$12,151
130	TAFT TERRACE	95.00%	(19,249)	3/1/1987	1987	1988	11	396,910	377,065	401,580	(22,801)	(14,603)	(37,404)	$17,137
134	WAYLAND APARTMENTS	99.00%	(3,564)	8/26/1988	1988	1988	11	105,599	104,543	81,235	(12,326)	(2,954)	(15,281)	$7,287
135	WEST MEADOW II APTS	95.00%	(4,480)	10/17/1988	1988	1989	12	450,308	427,793	364,836	(39,874)	(13,267)	(53,141)	$25,342
136	WEXFORD ASSOCIATES L.P.	95.00%	0	5/1/1989	1989	1989	12	453,459	430,786	326,877	(30,887)	(11,886)	(42,774)	$20,398
137	WILLOW HAVEN	99.00%	(24,580)	1/2/1988	1988	1988	11	685,036	678,186	671,055	(59,422)	(24,402)	(83,824)	$39,973
138	WOLCOTT ASSOCIATES	95.00%	(35,081)	12/1/1988	1988	1988	11	850,206	807,696	510,859	(47,347)	(18,577)	(65,924)	$31,437
139	WOODCREST APARTMENTS, LTD	99.00%	(17,439)	1/2/1987	1987	1988	11	534,802	529,454	419,168	(25,667)	(15,242)	(40,909)	$19,509

			(1,202,527)					36,807,579	35,557,292	25,264,304	(2,279,031)	(918,702)	(3,197,733)	$1,524,918

	81										754 Deduction 50% Purchase Price			$1,524,918
											754 Deduction 16.5% Purchase Price			$34,494
											754 Deduction 50% Purchase Price			$1,740,588

											Sale Price			$3,300,000

Exhibit A to Contract to Purchase	BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP
Bayfield Low Income Housing LP with MPF acquisition LLC	OPERATING PARTNERSHIP PROJECTS

						12/31/2003
APARTMENT					PROJECTS	ORIGINAL			GP CAPITAL	LP CAPITAL			2003	RESERVE
COMPLEX		NUMBER OF	OCCUPIED	OCCUPANCY %	MORTGAGE	DEPRECIABLE	2003 ACCUM		ACCOUNT	ACCOUNT	2003 GROSS	2003 ANNUAL	DEPRECIATION	BALANCE
NUMBER	APARTMENT COMPLEX	APT UNITS	UNITS	AT 2003	BALANCE 12/31/03	BASIS	DEPRECIATION	LAND	12/31/2003	12/31/2003	RENT	LOSS	EXPENSE	12/31/2003
3	ALBANY COMMONS, LTD.	24	24	100.00%	634,884	829,727	425,955	36,000	11,850	(82,824)	132,733	(14,210)	28,620	93,904
6	BAKER HEIGHTS II LTD.	32	—	—	965,150	1,263,991	717,232	35,000	(114,195)	(205,546)	169,237	(41,109)	47,004	53,590
7	BAYSHORE NORTH APTS-IV	36	36	100.00%	1,312,798	1,804,104	988,861	33,180	17,504	(414,363)	276,599	(63,557)	68,080	30,891
8	BELFAST HOUSING ASSOC	24	24	100.00%	1,106,316	1,486,832	588,470	70,000	55,856	(185,983)	143,647	(37,917)	52,971	24,333
9	BEREA SUMMIT, LTD.	15	15	100.00%	386,769	453,925	235,212	18,000	1,400	(132,049)	96,358	(3,804)	16,202	6,919
10	BERKSHIRE APARTMENTS #2	22	22	100.00%	663,017	855,663	507,349	5,760	12,585	(311,817)	129,044	(23,217)	29,318	18,615
11	BLADES LIMITED PTNRSHP	33	33	100.00%	1,217,425	1,651,216	942,292	50,000	56,548	(408,001)	139,803	(54,684)	65,322	68,185
13	BRENTWOOD APARTMENTS, LTD.	21	19	90.48%	657,389	734,411	372,230	60,000	20,850	(186,800)	129,395	(13,957)	25,931	55,926
14	BRLAR HILL APARTMENTS, LTD.	16	14	87.50%	357,646	425,024	216,560	23,000	31,640	(129,310)	87,256	(3,061)	15,527	17,670
19	CEDAR CREST APARTMENTS	16	14	87.50%	381,871	507,155	255,527	16,000	2,602	(210,478)	44,284	(18,752)	22,723	581
20	CEDAR GROVE APTS	36	36	100.00%	1,073,131	1,427,289	807,239	50,000	5,371	(364,248)	214,965	(33,124)	51,870	41,125
25	CLIPFORD HEIGHTS APTS, LTD.	12	11	91.67%	373,194	432,200	219,543	25,000	18,560	(143,657)	80,232	(10,637)	15,222	6,753
26	COTTONDALE VILLA APTS	24	21	87.50%	663,288	886,611	475,343	43,691	7,953	(185,283)	159,839	(10,718)	30,447	26,024
29	CYPRESS VIEW ESTATES	24	23	95.83%	692,332	913,669	494,577	34,000	(10,610)	(161,334)	144,303	(9,366)	32,650	50,691
30	DELTA TERRACE	24	21	87.50%	731,586	1,005,710	560,475	30,000	1,365	(228,027)	146,053	(69,233)	55,041	25,650
31	DIAMOND COURT II L.P.	32	31	96.88%	1,206,290	1,526,253	846,990	94,035	26,189	(318,827)	141,845	(50,603)	59,649	104,679
34	EDMONSON PROPERTIES	16	16	100.00%	454,008	572,175	287,701	11,072	6,309	(95,074)	86,496	(7,551)	20,304	51,726
36	ELMWOOD ESTATES	32	28	87.50%	1,032,985	1,290,001	722,992	30,000	27,461	(538,520)	200,465	(43,685)	44,996	4,189
37	FERNWOLD-WILSON LAKE	34	34	100.00%	1,595,824	2,142,221	852,943	73,851	63,336	(250,806)	183,649	(56,970)	81,543	65,715
38	FIELDCREST, LTD.	16	12	75.00%	430,089	603,650	338,399	16,500	(4,947)	(227,031)	67,619	(29,133)	21,199	22,856
41	FOLSOM SOUTH VENTURE	12	10	83.33%	370,365	479,417	265,003	24,020	5,043	(135,758)	90,081	(12,873)	17,436	2,921
42	FOREST PARK APARTMENTS	32	29	90.63%	1,092,865	1,279,711	694,186	48,500	66,409	(485,895)	220,027	29,620	54,073	28,133
44	GASLIGHT SQUAREAPTS,LTD.	24	23	95.83%	704,718	823,237	409,619	26,800	14,698	(257,112)	142,847	(32,404)	29,467	40,167
45	GATEWOOD APARTMENTS LTD.	37	37	100.00%	1,094,316	1,350,702	723,997	69,706	5,399	(393,877)	238,428	(44,992)	43,733	27,577
46	GIBSLAND VILLAS LIMITED	24	23	95.83%	713,675	1,001,191	544,166	45,000	37,989	(206,933)	99,228	(18,739)	37,990	40,410
48	GLENMORA APARTMENTS	13	10	76.92%	414,255	522,984	320,278	15,000	17,965	(206,094)	57,852	(14,997)	17,564	10,128
49	GREENLEAF GARDENS	47	46	97.87%	1,247,872	1,652,270	993,720	60,000	21,423	(351,603)	287,207	(20,454)	57,987	157,644
51	HAGEWOOD APARTMENTS	16	14	87.50%	542,451	710,398	409,392	25,000	(11,147)	(206,338)	99,270	(16,943)	26,487	3,750
53	HIDDEN HILL APARTMENTS, LTD.	16	16	100.00%	485,968	560,024	283,745	33,926	9,092	(146,475)	87,975	(18,990)	19,970	35,317
54	HLLTOP MANOR APTS	45	38	84.44%	1,315,190	1,607,904	849,228	70,000	10,563	(537,965)	264,626	(64,120)	57,638	660
55	HILLWOOD LTD.	12	8	66.67%	311,269	449,235	255,635	10,000	(7,373)	(202,769)	48,805	(21,880)	15,750	17,969
59	INDIANWOOD APTS II	24	20	83.33%	611,230	681,395	457,367	21,000	(2,061)	(339,921)	144,467	(17,952)	26,264	25,638
61	JONESVILLE APTS FOR SR.	18	18	100.00%	548,656	676,378	372,978	63,449	(2,473)	(103,177)	105,548	(24,505)	24,091	74,333
64	LAGRANGE APARTMENTS-II	8	7	87.50%	189,206	241,675	128,102	8,000	(282)	(57,844)	21,710	(9,185)	10,221
67	LAKEVIEW ESTATES	33	30	90.91%	1,010,876	1,343,809	702,323	12,000	11,529	(346,490)	222,015	(61,092)	49,436	70,266
68	LAKEWOOD APARTMENTS II	32	32	100.00%	851,325	1,035,739	560,862	43,480	15,551	(291,588)	199,699	(30,264)	32,153	66,191
69	LARUE PROPERTIES, LTD.	24	24	100.00%	493,839	801,771	401,434	30,805	(7,394)	59,088	122,507	8,490	28,368	102,646
70	LAS ROSAS II, LTD.	28	28	100.00%	898,655	1,142,235	661,754	35,200	(7,107)	(279,179)	192,873	(12,195)	40,417	71,912
73	LEWIS APARTMENTS CO	18	17	94.44%	668,779	903,184	485,127	20,266	28,121	(202,021)	75,841	(28,784)	33,413	33,378
74	LEWISTOWN APARTMENTS	12	12	100.00%	280,148	337,135	177,423	12,000	(4,308)	(132,140)	28,553	(15,023)	12,999
78	MAGNOLIA PLAZA APTS	36	32	88.89%	938,232	1,214,070	767,956	55,200	(8,194)	(477,610)	193,902	(69,050)	43,436	11,336
79	MANOR APTS-CADDO MILLS	24	22	91.67%	566,089	688,748	382,050	29,619	(17,018)	(223,476)	89,724	(21,246)	25,925
81	MAPLE HILL APARTMENTS	32	26	81.25%	1,018,951	1,397,287	801,263	37,000	28,059	(459,062)	178,762	(52,652)	51,294	1,735
82	MARION HOUSING	20	14	70.00%	532,601	715,815	426,830	26,583	(9,039)	(219,926)	82,642	(38,860)	27,980	12,777
83	MEADOWLAND APARTMENTS	16	14	87.50%	512,504	674,285	362,668	32,000	36,293	(202,187)	87,127	(29,245)	23,867	5,112
86	MOSSWOOD APARTMENTS	24	23	95.83%	735,448	958,710	567,943	24,000	(24,307)	(158,102)	170,902	(2,418)	34,635	86,590
87	MUNTAIN VIEW APTS’ II, LTD.	24	23	95.83%	718,200	854,107	436,361	39,000	18,369	(202,252)	144,831	(29,929)	32,395	60,093
88	MUNFORDVILLE	10	8	80.00%	335,137	381,298	195,344	16,117	1,518	(140,098)	56,782	(13,968)	13,243	6,736
89	NEW CANEY OAKS	57	53	92.98%	1,182,720	1,634,968	1,017,593	70,000	(14,073)	(364,006)	783,238	(30,303)	63,711	95,781
90	NORTH DEER CREEK, LTD.	24	23	95.83%	688,911	927,522	514,766	27,000	15,672	(214,838)	141,320	(28,808)	36,000
91	OAK VALLEY PLACE II	18	18	100.00%	523,652	631,556	355,783	17,513	1,165	(162,710)	134,320	(9,332)	22,418	56,215
94	OLD OAK ESTATES	37	29	78.38%	1,240,363	1,500,095	852,990	61,500	5,779	(579,871)	193,333	(68,296)	52,525	3,975

Exhibit A to Contract to Purchase	BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP
Bayfield Low Income Housing LP with MPF acquisition LLC	OPERATING PARTNERSHIP PROJECTS

						12/31/2003
APARTMENT					PROJECTS	ORIGINAL			GP CAPITAL	LP CAPITAL			2003	RESERVE
COMPLEX		NUMBER OF	OCCUPIED	OCCUPANCY %	MORTGAGE	DEPRECIABLE	2003 ACCUM.		ACCOUNT	ACCOUNT	2003 GROSS	2003 ANNUAL	DEPRECIATION	BALANCE
NUMBER	APARTMENT COMPLEX	APT UNITS	UNITS	AT 2003	BALANCE 12/31/03	BASIS	DEPRECIATION	LAND	12/31/2003	12/31/2003	RENT	LOSS	EXPENSE	12/31/2003
95	ONION CREEK	32	32	100.00%	806,269	1,023,539	572,842	64,000	20,054	(251,182)	167,625	(30,757)	43,412
96	ORCHARD COMMONS, LTD.	16	16	100.00%	374,443	572,003	293,702	6,911	10,272	(34,908)	97,105	353	20,380	51,864
97	P.D.C. EIGHTEEN L.P.	32	30	93.75%	1,036,408	1,228,795	654,536	94,600	7,185	(313,915)	104,551	(61,913)	43,321	61,823
98	P.D.C. TWENTY TWO L.P.	20	19	95.00%	832,594	1,034,832	512,191	17,000	8,292	(237,593)	92,213	(44,586)	35,707	64,139
101	PARKWOOD ASSOCIATES	24	24	100.00%	660,602	930,239	480,886	12,259	12,484	(187,026)	157,183	(28,028)	33,305	16,209
102	PECAN VILLA APARTMENTS	32	30	93.75%	1,046,716	1,352,536	792,202	21,000	22,275	(497,990)	208,733	(29,474)	47,703	1,764
105	POCOMOKE VILLAS LTD.	37	34	91.89%	1,460,085	1,957,509	1,179,557	50,035	24,246	(484,705)	147,067	(80,845)	79,752	150,848
107	REGENCY APTS OF RENO	24	24	100.00%	567,161	713,004	384,505	40,683	6,529	(180,193)	99,515	(11,281)	26,490
108	REGENCY PLAZA	24	22	91.67%	640,662	901,543	490,097	10,850	(3,158)	(162,027)	151,827	(21,836)	31,950	29,978
109	RESERVOIR HILL L.P.V	18	18	100.00%	451,461	1,227,685	627,202	3,000	(4,113)	50,581	147,915	(9,941)	44,375
111	RIDGE VIEW APARTMENTS	44	14	100.00%	1,357,417	1,601,683	922,304	210,564	23,991	(605,445)	300,344	(36,530)	47,807	22,068
112	RIDGECREST APARTMENTS	24	17	70.83%	669,634	901,818	544,132	22,420	23,620	(395,068)	69,190	(48,078)	34,534	252
115	ROLLING MEADOW II L.P.	26	24	92.31%	976,940	1,289,648	733,948	55,916	40,579	(272,887)	121,227	(36,377)	52,126	91,473
116	RUSSEL SEPTEMBER HSING	12	10	83.33%	318,545	408,305	237,843	20,000	26,915	(137,749)	67,218	(11,546)	15,643	29,415
117	SACRAMENTO, LTD.	20	20	100.00%	780,834	976,195	546,568	120,000	32,716	(159,535)	144,233	(9,074)	38,848	77,473
119	SOMERSET WEST. HILLS II	16	13	81.25%	497,113	639,866	354,644	22,220	3,615	(150,301)	82,337	(23,201)	24,383	44,153
120	SOUTHEASTERN ASSOCIATES	42	41	97.62%	1,327,770	1,717,411	964,076	162,000	65,157	(402,515)	291,945	(30,143)	62,122	13,728
123	ST. ROSE ASSOCIATES	24	24	100.00%	737,916	941,898	520,973	57,750	40,653	(227,594)	176,722	(14,504)	34,257	42,826
124	STREAMSIDE ASSOCIATES	24	22	91.67%	886,768	1,274,409	666,029	16,415	(12,584)	(262,822)	201,311	(25,615)	51,831
127	SUN RISE APTS. NORTH	48	24	91.67%	1,464,899	1,866,083	1,013,815	80,000	62,523	(515,463)	166,717	(58,545)	65,876	91,350
128	SUNRISE APARTMENTS	12	12	100.00%	373,142	453,975	246,466	77,000	73,969	(217,470)	43,547	(12,997)	16,507
129	TAFT GARDENS	24	23	95.83%	614,718	798,892	496,997	38,500	(17,867)	(214,341)	138,920	(15,447)	31,539
130	TAFT TERRACE	32	30	93.75%	819,626	1,052,731	655,821	42,000	(7,793)	(346,314)	167,535	(24,001)	40,257
134	WAYLAND APARTMENTS	8	6	75.00%	187,655	241,758	136,159	8,000	(4,843)	(75,708)	23,513	(12,451)	10,223
135	WEST MEADOW II APTS	32	26	81.25%	834,346	993,490	543,182	67,528	21,576	(282,930)	172,115	(41,973)	32,560	49,570
136	WEXFORD ASSOCIATES L.P.	16	16	100.00%	797,540	1,024,286	570,827	15,353	(13,081)	(228,393)	134,740	(32,513)	38,320
137	WILLOW HAVEN	44	43	97.73%	1,362,869	1,706,508	1,021,472	27,600	11,240	(637,830)	280,050	(60,022)	68,603	19,874
138	WOLCOTT ASSOCIATES	40	38	95.00%	1,387,952	1,945,608	1,095,402	36,154	37,386	(446,349)	299,018	(49,839)	76,684
139	WOODCREST APARTMENTS, LTD.	32	32	100.00%	958,204	1,065,795	530,993	44,606	22,293	(477,364)	187,933	(25,926)	38,088	10,180

		2,065	1,895	91.77%	63,004,747	81,832,726	45,025,147	3,309,737	1,002,415	(21,363,243)	11,722,664	(2,363,007)	3,034,168	2,789,199
									Estimated Annual Interest Income			30,000

	Exhibit A to Contract to Purchase	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Bayfield Low Income Housing LP with MPF	8	9	10	11	12	13	14	15	16	17	18	19	20	21
APARTMENT
COMPLEX		2011 ESTIMATED	2012 ESTIMATED	2013 ESTIMATED	2014 ESTIMATED	2015 ESTIMATED	2016 ESTIMATED	2017 ESTIMATED	2018 ESTIMATED	2019 ESTIMATED	2020 ESTIMATED	2021 ESTIMATED	2022 ESTIMATED	2023 ESTIMATED	2024 ESTIMATED
NUMBER	APARTMENT COMPLEX	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754
3	ALBANY COMMONS, LTD.	(22,388)	(22,388)	(22,388)	(22,388)	(22,388)	(22,388)	8,361	8,361	8,361	8,361	8,361	8,361	8,361	8,361
6	BAKER HEIGHTS II LTD.	(37,173)	(37,173)	(37,173)	(37,173)	12,532	12,532	12,532	12,532	12,532	12,532	12,532	12,532	12,532	12,532
7	BAYSHORE NORTH APTS-IV	(80,833)	(80,833)	(80,833)	(80,833)	(80,833)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)
8	BELFAST HOUSING ASSOC	(45,024)	(45,024)	(45,024)	(45,024)	(45,024)	29,839	29,839	29,839	29,839	29,839	29,839	29,839	29,839	29,839
9	BEREA SUMMIT, LTD.	(9,816)	(9,816)	(9,816)	(9,816)	(9,816)	(9,816)	6,840	6,840	6,840	6,840	6,840	6,840	6,840	6,840
10	BERKSHIRE APARTMENTS #2	(32,928)	(32,928)	(32,928)	(32,928)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)
11	BLADES LIMITED PTNRSHP	(72,443)	(72,443)	(72,443)	(72,443)	(72,443)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)
13	BRENTWOOD APARTMENTS, LTD.	(24,445)	(24,445)	(24,445)	(24,445)	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481	8,481
14	BRLAR HILL APARTMENTS, LTD.	(8,062)	(8,062)	(8,062)	(8,062)	10,890	10,890	10,890	10,890	10,890	10,890	10,890	10,890	10,890	10,890
19	CEDAR CREST APARTMENTS	(23,253)	(23,253)	(23,253)	(23,253)	(23,253)	(23,253)	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)
20	CEDAR GROVE APTS	(47,120)	(47,120)	(47,120)	(47,120)	(47,120)	(47,120)	6,430	6,430	6,430	6,430	6,430	6,430	6,430	6,430
25	CLIFFORD HEIGHTS APTS. LTD.	(16,310)	(16,310)	(16,310)	(16,310)	(16,310)	1,411	1,411	1,411	1,411	1,411	1,411	1,411	1,411	1,411
26	COTTONDALE VILLA APTS	(19,684)	(19,684)	(19,684)	(19,684)	(19,684)	14,589	14,589	14,589	14,589	14,589	14,589	14,589	14,589	14,589
29	CYPRESS VIEW ESTATES	(18,337)	(18,337)	(18,337)	(18,337)	(18,337)	16,587	16,587	16,587	16,587	16,587	16,587	16,587	16,587	16,587
30	DELTA TERRACE	(78,849)	(78,849)	(78,849)	(78,849)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)
31	DIAMOND COURT II LP.	(69,070)	(69,070)	(69,070)	(69,070)	(69,070)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)
34	EDMONSON PROPERTIES	(13,579)	(13,579)	(13,579)	(13,579)	(13,579)	10,127	10,127	10,127	10,127	10,127	10,127	10,127	10,127	10,127
36	ELMWOOD ESTATES	(60,023)	(60,023)	(60,023)	(60,023)	(60,023)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)
37	FERNWOLD-WILSON LAKE	(67,436)	(67,436)	(67,436)	(67,436)	(67,436)	40,004	40,004	40,004	40,004	40,004	40,004	40,004	40,004	40,004
38	FIELDCREST, LTD.	(34,776)	(34,776)	(34,776)	(34,776)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)
41	FOLSOM SOUTH VENTURE	(17,617)	(17,617)	(17,617)	(17,617)	(17,617)	251	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)
42	FOREST PARK APARTMENTS	(45,665)	(45,665)	(45,665)	(45,665)	7,564	7,564	7,564	7,564	7,564	7,564	7,564	7,564	7,564	7,564
44	GASLIGHT SQUAREAPTS,LTD.	(42,560)	(42,560)	(42,560)	(42,560)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)
45	GATEWOOD APARTMENTS LTD	(61,376)	(61,376)	(61,376)	(61,376)	(61,376)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)
46	GIBSLAND VILLAS LIMITED	(26,668)	(26,668)	(26,668)	(26,668)	(26,668)	11,417	11,417	11,417	11,417	11,417	11,417	11,417	11,417	11,417
48	GLENMORA APARTMENTS	(21,555)	(21,555)	(21,555)	(21,555)	(21,555)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)
49	GREENLEAF GARDENS	(41,465)	(41,465)	(41,465)	(41,465)	18,403	18,403	18,403	18,403	18,403	18,403	18,403	18,403	18,403	18,403
51	HAGEWOOD APARTMENTS	(25,466)	(25,466)	(25,466)	(4,635)	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635
53	HIDDEN HILL APARTMENTS, LTD.	(26,349)	(26,349)	(26,349)	(26,349)	(26,349)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)
54	HLLTOP MANOR APTS	(80,139)	(80,139)	(80,139)	(80,139)	(80,139)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)
55	HILLWOOD LTD	(25,897)	(25,897)	(25,897)	(25,897)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)
59	INDIANWOOD APTS II	(30,430)	(30,430)	(30,430)	(30,430)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)
61	JONESVILLE APTS FOR SR.	(33,089)	(33,089)	(33,089)	(33,089)	(33,089)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)
64	LAGRANGE APARTMENTS-II	(11,339)	(11,339)	(11,339)	(11,339)	(11,339)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)
67	LAKEVIEW ESTATES	(70,798)	(70,798)	(70,798)	(70,798)	(70,798)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)
68	LAKEWOOD APARTMENTS II	(41,755)	(41,755)	(41,755)	(41,755)	(41,755)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)
69	LARUE PROPERTIES, LTD.	4,967	4,967	4,967	4,967	4,967	38,162	38,162	38,162	38,162	38,162	38,162	38,162	38,162	38,162
70	LAS ROSAS II, LTD.	(26,031)	(26,031)	(26,031)	(26,031)	17,649	17,649	17,649	17,649	17,649	17,649	17,649	17,649	17,649	17,649
73	LEWIS APARTMENTS CO	(36,006)	(36,006)	(36,006)	(36,006)	(36,006)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)
74	LEWISTOWN APARTMENTS	(18,432)	(18,432)	(18,432)	(18,432)	(18,432)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)
78	MAGNOLIA PLAZA APTS	(82,598)	(82,598)	(82,598)	(82,598)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)
79	MANOR APTS-CADDO MILLS	(29,144)	(29,144)	(29,144)	(29,144)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)
81	MAPLE HILL APARTMENTS	(67,351)	(67,351)	(67,351)	(67,351)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)
82	MARION HOUSING	(47,242)	(47,242)	(47,242)	(47,242)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)
83	MEADOWLAND APARTMENTS	(34,722)	(34,722)	(34,722)	(34,722)	(34,722)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)
86	MOSSWOOD APARTMENTS	(14,204)	(14,204)	(14,204)	(14,204)	21,320	21,320	21,320	21,320	21,320	21,320	21,320	21,320	21,320	21,320
87	MOUNTAIN VIEW APTS. II LTD.	(38,812)	(38,812)	(38,812)	(38,812)	(38,812)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)
88	MUNFORDVILLE	(18,423)	(18,423)	(18,423)	(18,423)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)
89	NEW CANEY OAKS	(50,352)	(50,352)	(50,352)	(50,352)	5,773	5,773	5,773	5,773	5,773	5,773	5,773	5,773	5,773	5,773
90	NORTH DEER CREEK, LTD.	(38,462)	(38,462)	(38,462)	(38,462)	(38,462)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)
91	OAK VALLEY PLACE II	(17,428)	(17,428)	(17,428)	(17,428)	7,642	7,642	7,642	7,642	7,642	7,642	7,642	7,642	7,642	7,642
94	OLD OAK ESTATES	(85,376)	(85,376)	(85,376)	(85,376)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)

	Exhibit A to Contract to Purchase	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Bayfield Low Income Housing LP with MPF	8	9	10	11	12	13	14	15	16	17	18	19	20	21
APARTMENT
COMPLEX		2011 ESTIMATED	2012 ESTIMATED	2013 ESTIMATED	2014 ESTIMATED	2015 ESTIMATED	2016 ESTIMATED	2017 ESTIMATED	2018 ESTIMATED	2019 ESTIMATED	2020 ESTIMATED	2021 ESTIMATED	2022 ESTIMATED	2023 ESTIMATED	2024 ESTIMATED
NUMBER	APARTMENT COMPLEX	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754
95	ONION CREEK	(43,250)	(43,250)	(43,250)	(43,250)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)
96	ORCHARD COMMONS, LTD.	(2,986)	(2,986)	(2,986)	(2,986)	(2,986)	(2,986)	17,351	17,351	17,351	17,351	17,351	17,351	17,351	17,351
97	P.D.C. EIGHTEEN L. P.	(74,782)	(74,782)	(74,782)	(74,782)	(74,782)	(74,782)	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)
98	P.D.C. TWENTY TWO L. P.	(55,298)	(55,298)	(55,298)	(55,298)	(55,298)	(55,298)	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)
101	PARKWOOD ASSOCIATES	(33,924)	(33,924)	(33,924)	(33,924)	(33,924)	3,522	3,522	3,522	3,522	3,522	3,522	3,522	3,522	3,522
102	PECAN VILLA APARTMENTS	(46,689)	(46,689)	(46,689)	(46,689)	4,250	4,250	4,250	4,250	4,250	4,250	4,250	4,250	4,250	4,250
105	POCOMOKE VILLAS LTD.	(100,367)	(100,367)	(100,367)	(100,367)	(100,367)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)
107	REGENCY APTS OF RENO	(18,962)	(18,962)	(18,962)	(18,962)	(18,962)	8,413	8,413	8,413	8,413	8,413	8,413	8,413	8,413	8,413
108	REGENCY PLAZA	(29,869)	(29,869)	(29,869)	(29,869)	7,535	7,535	7,535	7,535	7,535	7,535	7,535	7,535	7,535	7,535
109	RESER VOIR HILL L.P.V.	(4,296)	(4,296)	(4,296)	(4,296)	(4,296)	(4,296)	39,586	39,586	39,586	39,586	39,586	39,586	39,586	39,586
111	RIDGE VIEW APARTMENTS	(58,127)	(58,127)	(58,127)	(58,127)	3,635	3,635	3,635	3,635	3,635	3,635	3,635	3,635	3,635	3,635
112	RIDGECREST APARTMENTS	(56,450)	(56,450)	(56,450)	(56,450)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)
115	ROLLING MEADOW II L.P.	(51,178)	(51,178)	(51,178)	(51,178)	(51,178)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)
116	RUSSELL SEPTEMBER HSING	(16,084)	(16,084)	(16,084)	(16,084)	(588)	(588)	(588)	(588)	(588)	(588)	(588)	(588)	(588)	(588)
117	SACRAMENTO, LTD.	(20,753)	(20,753)	(20,753)	(20,753)	(20,753)	15,049	15,049	15,049	15,049	15,049	15,049	15,049	15,049	15,049
119	SOMERSET WEST. HILLS II	(29,361)	(29,361)	(29,361)	(29,361)	(29,361)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)
120	SOUTHEASTERN ASSOCIATES	(50,521)	(50,521)	(50,521)	(50,521)	(50,521)	12,257	12,257	12,257	12,257	12,257	12,257	12,257	12,257	12,257
123	ST. ROSE ASSOCIATES	(25,771)	(25,771)	(25,771)	(25,771)	(25,771)	9,306	9,306	9,306	9,306	9,306	9,306	9,306	9,306	9,306
124	STREAMSIDE ASSOCIATES	(35,381)	(35,381)	(35,381)	(35,381)	(35,381)	15,318	15,318	15,318	15,318	15,318	15,318	15,318	15,318	15,318
127	SUN RISE APTS. NORTH	(76,781)	(76,781)	(76,781)	(76,781)	(76,781)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)
128	SUNRISE APARTMENTS	(18,830)	(18,830)	(18,830)	(18,830)	(18,830)	(1,537)	(1,537)	(1,537)	(1,537)	(1,537)	(1,537)	(1,537)	(1,537)	(1,537)
129	TAFT GARDENS	(25,481)	(25,481)	(25,481)	(25,481)	1,964	1,964	1,964	1,964	1,964	1,964	1,964	1,964	1,964	1,964
130	TAFT TERRACE	(37,404)	(37,404)	(37,404)	(37,404)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)
134	WAYLAND APARTMENTS	(15,281)	(15,281)	(15,281)	(15,281)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)
135	WEST MEADOW II APTS	(53,141)	(53,141)	(53,141)	(53,141)	(53,141)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)
136	WAXFORD ASSOCIATES L.P.	(42,774)	(42,774)	(42,774)	(42,774)	(42,774)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)
137	WILLOW HAVEN	(83,824)	(83,824)	(83,824)	(83,824)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)
138	WOLCOTT ASSOCIATES	(65,924)	(65,924)	(65,924)	(65,924)	11,368	11,368	11,368	11,368	11,368	11,368	11,368	11,368	11,368	11,368
139	WOODCREST APARTMENTS, LTD.	(40,909)	(40,909)	(40,909)	(40,909)	7,709	7,709	7,709	7,709	7,709	7,709	7,709	7,709	7,709	7,709

	81	(3,197,733)	(3,197,733)	(3,197,733)	(3,167,632)	(1,895,700)	(308,578)	(72,573)	(72,573)	(72,573)	(72,573)	(72,573)	(72,573)	(72,573)	(72,573)
		30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000
		(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)
		(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)
		(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)

		(3,287,733)	(3,257,632)	(3,287,733)	(3,257,632)	(1,985,700)	(398,578)	(162,573)	(162,573)	(162,573)	(162,573)	(162,573)	(162,573)	(162,573)	(162,573)

Exhibit A to Contract to Purchase
Bayfield Low Income Housing LP with MPF

										95%-99%
										MORTGAGE
		Bayfield’s	8%			FIRST		NET	95%-99%	BALANCE OVER		95%-99%	95%-99%
APARTMENT		Share	Interest	PLACED IN	PLACED IN	YEAR OF	Depr Yrs	REMAINING	ESTIMATED	REMAINING DEPR	95%-99%	ESTIMATED	ESTIMATED ANN	PURCHASE
COMPLEX		of Tax	Due	SERVICE	SERVICE	TAX	Left as	DEPR BASE	REMAINING	BASIS 754	ESTIMATED	ANNUAL 754	TOTAL DEDUCT	PRICE 49.5% OR
NUMBER	APARTMENT COMPLEX	Items	Developers	DATE	YEAR	CREDIT	of 6/30/2004	12/31/03	DEPR	ELECTION	ANNUAL LOSSES	DEDUCTION	& LOSSES	33%
3	ALBANY COMMONS, LTD.	99.00%	(18,886)	7/6/1989	1989	1990	13	403,772	399,734	228,801	(14,068)	(8,320)	(22,388)	$46,580
6	BAKER HEIGHT II LTD.	66.00%	(22,843)	11/1/1988	1988	1988	11	546,759	360,861	276,138	(27,132)	(10,041)	(37,173)	$17,727
7	BAYSHORE NORTH APTS-IV	99.00%	(6,988)	12/29/1988	1988	1989	12	815,243	807,091	492,579	(62,921)	(17,912)	(80,833)	$38,547
8	BELFAST HOUSING ASSOC	99.00%	(24,045)	1/2/1989	1989	1989	12	898,362	889,378	205,874	(37,538)	(7,486)	(45,024)	$21,471
9	BEREA SUMMIT, LTD.	99.00%	(4,919)	6/1/1989	1989	1990	13	218,713	216,526	166,375	(3,766)	(6,050)	(9,816)	$2,885
10	BERKSHIRE APARTMENTS#2	95.00%	(15,010)	5/31/1988	1988	1988	11	348,314	330,898	298,968	(22,056)	(10,872)	(32,928)	$15,702
11	BLADES LIMITED PINRSHP	99.00%	(31,266)	10/1/1988	1988	1989	12	708,924	701,835	503,416	(54,137)	(18,306)	(72,443)	$34,546
13	BRENTWOOD APARTMENTS, LTD.	99.00%	(15,140)	9/1/1988	1988	1988	11	362,181	358,559	292,256	(13,817)	(10,627)	(24,445)	$11,657
14	BRIAR HILL APARTMENTS, LTD.	95.00%	(6,000)	10/15/1987	1987	1988	11	208,464	198,041	141,223	(2,908)	(5,154)	(8,062)	$3,844
19	CEDAR CREST APARTMENTS	99.00%	(7,896)	5/1/1990	1990	1990	13	251,628	249,112	128,941	(18,564)	(4,689)	(23,253)	$6,834
20	CEDAR GROVE APTS	95.00%	(27,712)	10/26/1988	1988	1988	11	620,050	589,048	430,427	(31,468)	(15,652)	(47,120)	$22,470
25	CLIFFORD HEIGHTS APTS. LTD.	99.00%	(9,859)	11/14/1988	1988	1989	12	212,657	210,530	158,932	(10,531)	(5,779)	(16,310)	$7,778
26	COTTONDALE VILLA APTS	99.00%	(16,279)	1/9/1989	1989	1989	12	411,268	407,155	249,500	(10,611)	(9,073)	(19,684)	$9,387
29	CYPRESS VIEW ESTATES	95.00%	(16,791)	3/1/1989	1989	1989	12	419,092	398,137	259,578	(8,898)	(9,439)	(18,337)	$8,744
30	DELTA TERRACE	99.00%	(14,899)	7/29/1988	1988	1988	11	445,235	440,783	283,437	(68,541)	(10,309)	(78,849)	$37,601
31	DIAMOND COURT II L.P.	99.00%	(28,713)	8/1/1989	1989	1989	12	679,263	672,470	521,757	(50,097)	(18,973)	(69,070)	$32,938
34	EDMONSON PROPERTIES	99.00%	(13,036)	5/1/1989	1989	1989	12	284,474	281,629	167,839	(7,475)	(6,103)	(13,579)	$6,475
36	ELMWOOD ESTATES	99.00%	1,274	3/29/1989	1989	1989	12	567,009	561,339	461,316	(43,248)	(16,775)	(60,023)	$28,624
37	FERNWOLD-WILSON LAKE	99.00%	(36,365)	1/2/1989	1989	1989	12	1,289,278	1,276,385	303,481	(56,400)	(11,036)	(67,436)	$32,159
38	FIELDCREST, LTD.	99.00%	(11,967)	10/7/1988	1988	1988	11	265,251	262,598	163,190	(28,842)	(5,934)	(34,776)	$16,584
41	FOLSOM SOUTH VENTURE	95.00%	(9,040)	10/15/1988	1988	1989	12	214,414	203,693	148,153	(12,229)	(5,387)	17,617	$8,401
42	FOREST PARK APARTMENTS	95.00%	0	11/1/1987	1987	1988	11	585,525	556,249	481,973	(28,139)	(17,526)	(45,665)	$21,777
44	GASLIGHT SQUAREAPTS, LTD.	99.00%	(16,422)	1/30/1987	1987	1988	11	143,618	409,482	288,189	(32,080)	(10,480)	(42,560)	$20,296
45	GATEWOOD APARTMENTS LTD.	99.00%	(8,411)	9/30/1988	1988	1989	12	626,705	620,438	462,935	(44,542)	(16,834)	(61,376)	$29,269
46	GIBSLAND VILLAS LIMITED	95.00%	(19,191)	6/15/1989	1989	1989	12	457,025	434,174	243,818	(17,802)	(8,866)	(26,668)	$12,717
48	GLENMORA APARTMENTS	95.00%	(10,266)	1/10/1988	1988	1989	12	202,706	192,571	200,972	(14,247)	(7,308)	(21,555)	$10,279
49	GREENLEAF GARDENS	99.00%	0	12/23/1987	1987	1988	11	658,550	651,965	583,429	(20,249)	(21,216)	(41,465)	$19,774
51	HAGEWOOD APARTMENTS	99.00%	(8,928)	10/1/1987	1987	1987	10	301,006	297,996	239,031	(16,774)	(8,692)	(25,466)	$12,144
53	HIDDEN HILL APARTMENTS, LTD.	99.00%	(12,099)	9/23/1988	1988	1989	12	276,279	273,516	207,592	(18,800)	(7,549)	(26,349)	$12,565
54	HILLTOP MANOR APTS	95.00%	0	12/1/1989	1989	1989	12	758,676	720,742	528,688	(60,914)	(19,225)	(80,119)	$38,216
55	HILLWOOD LTD.	99.00%	(7,407)	10/17/1988	1988	1988	11	193,600	191,664	116,492	(21,661)	(4,236)	(25,897)	$12,350
59	INDIANWOOD APTS II	95.00%	(11,911)	1/9/1987	1987	1988	11	224,028	212,827	367,842	(17,054)	(13,376)	(30,430)	$14,512
61	JONESVILLE APTS FOR SR.	99.00%	(11,368)	9/1/1988	1988	1989	12	30,400	300,366	242,803	(24,260)	(8,829)	(33,089)	$15,779
64	LAGRANGE APARTMENTS-II	95.00%	(3,445)	8/1/1989	1989	1989	12	113,573	107,894	71,851	(8,726)	(2,613)	(11,339)	$5,407
67	LAKEVIEW ESTATES	95.00%	(23,450)	8/1/1989	1989	1989	12	641,486	609,412	350,921	(58,037)	(12,761)	(70,798)	$33,762
68	LAKEWOOD APARTMENTS II	95.00%	(6,631)	9/26/1988	1988	1989	12	474,877	451,133	357,626	(28,751)	(13,005)	(41,755)	$19,912
69	LARUE PROPERTIES, LTD.	99.00%	(17,155)	7/29/1989	1989	1989	12	398,337	394,354	94,547	8,405	(3,438)	4,967	($2,369)
70	LAS ROSAS II, LTD.	95.00%	(19,628)	7/27/1988	1988	1988	11	480,481	456,457	397,265	(11,585)	(14,446)	(26,031)	$12,414
73	LEWIS APARTMENTS CO	95.00%	0	1/17/1989	1989	1989	12	418,067	397,154	238,186	(27,345)	(8,661)	(36,006)	$17,170
74	LEWISTOWN APARTMENTS	95.00%	(5,827)	6/1/1989	1989	1989	12	159,712	151,726	114,414	(14,272)	(4,161)	(84,432)	$8,790
78	MAGNOLIA PLAZA APTS	95.00%	(18,411)	1/1/1987	1987	1988	11	446,114	423,808	467,512	(65,598)	(17,000)	(82,598)	$39,389
79	MANOR APTS-CADDO MILLS	95.00%	(18,460)	9/28/1988	1988	1988	11	306,698	291,363	246,421	(20,184)	(8,961)	(29,144)	$83,898
81	MAPLE HILL APARTMENTS	99.00%	0	3/1/1987	1987	1988	11	596,024	590,064	418,698	(52,125)	(15,225)	(67,351)	$32,118
82	MARION HOUSING	99.00%	(11,370)	12/30/1987	1987	1988	11	288,985	286,095	241,180	(38,471)	(8,770)	(47,242)	$22,528
83	MEADOWLAND APARTMENTS	95.00%	(12,235)	8/21/1989	1989	1989	12	311,617	296,036	190,843	(27,783)	(6,940)	(34,722)	$16,558
86	MOSSWOOD APARTMENTS	95.00%	(14,951)	2/10/1988	1988	1988	11	390,767	371,229	327,447	(2,297)	(11,907)	(14,204)	$6,774
87	MOUNTAIN VIEW APTS II, LTD.	95.00%	(16,993)	12/30/1988	1988	1989	12	417,746	396,859	285,431	(28,433)	(10,379)	(38,812)	$18,508
88	MUNFORDVILLE	95.00%	(7,210)	1/1/1988	1988	1988	11	385,954	176,656	141,724	(13,270)	(5,154)	(18,423)	$8,786
89	NEW CANEY OAKS	99.00%	(21,943)	4/14/1987	1987	1988	11	617,375	611,201	559,692	(30,000)	(20,352)	(50,352)	$24,012
90	NORTH DEER CREEK, LTD.	99.00%	(15,071)	9/1/1988	1988	1989	12	412,756	408,628	273,393	(28,520)	(9,942)	(38,462)	$18,341
91	OAK VALLEY PLACE II	95.00%	(9,058)	1/14/1988	1988	1988	11	275,773	261,984	235,485	(8,865)	(8,563)	(17,428)	$8,311
94	OLD OAK ESTATES	95.00%	(28,152)	9/29/1988	1988	1988	11	647,105	614,750	561,595	(64,881)	(20,494)	(85,376)	$40,713

Exhibit A to Contract to Purchase
Bayfield Low Income Housing LP with MPF

										95%-99%
										MORTGAGE
		Bayfield’s	8%			FIRST		NET	95%-99%	BALANCE OVER		95%-99%	95%-99%
APARTMENT		Share	Interest	PLACED IN	PLACED IN	YEAR OF	Depr Yrs	REMAINING	ESTIMATED	REMAINING DEPR	95-99%	ESTIMATED	ESTIMATED ANN	PURCHASE
COMPLEX		of Tax	Due	SERVICE	SERVICE	TAX	Left as	DEPR BASE	REMAINING	BASIS 754	ESTIMATED	ANNUAL 754	TOTAL DEDUCT	PRICE 49.5% OR
NUMBER	APARTMENT COMPLEX	Items	Developers	DATE	YEAR	CREDIT	of 6/30/2004	12/31/03	DEPR	ELECTION	ANNUAL LOSSES	DEDUCTION	& LOSSES	33%
95	ONION CREEK	99.00%	(19,018)	9/1/1988	1988	1988	11	450,697	446,190	352,016	(30,449)	(12,801)	(43,250)	$20,625
96	ORCHARD COMMONS LTD.	95.00%	(13,740)	5/26/1989	1989	1990	13	278,301	264,386	91,335	335	(3,321)	(2,986)	$878
97	P.D.C. EIGHTEEN L.P.	95.00%	(24,238)	1/2/1990	1990	1990	13	574,259	545,546	439,042	(58,817)	(15,965)	(74,782)	$21,979
98	P.D.C.TWENTY TWO L.P.	99.00%	(17,515)	10/1/1989	1989	1990	13	522,641	517,415	306,853	(44,140)	(11,158)	(55,298)	$16,253
101	PARKWOOD ASSOCIATES	95.00%	(15,084)	4/1/1989	1989	1989	12	449,353	426,885	200,587	(26,627)	(7,298)	(33,924)	$16,178
102	PECAN VILLA APPARTMENTS	99.00%	(17,985)	6/3/1988	1988	1988	11	560,334	554,731	481,518	(29,179)	(17,510)	(46,689)	$22,265
105	POCOMOKE VILLAS LTD.	95.00%	(38,914)	1/1/1988	1988	1989	12	777,952	739,054	648,026	(76,803)	(23,565)	(100,367)	$47,863
107	REGENCY APTS OF RENO	95.00%	0	12/21/1988	1988	1989	12	328,499	312,074	226,729	(10,717)	(8,245)	(18,962)	$9,042
108	REGENCY PLAZA	99.00%	(12,979)	4/1/1988	1988	1988	11	411,446	407,332	226,924	(21,618)	(8,252)	(29,859)	$14,244
109	RESERVOIR HILL L.P.V.	95.00%	(49,713)	2/13/1990	1990	1990	13	600,483	570,459	(141,571)	(9,444)	5,148	(4,296)	$2,049
111	RIDGE VIEW APARTMENTS	95.00%	(32,738)	2/29/1988	1988	1988	11	679,379	645,410	644,136	(34,704)	(13,423)	(58,127)	$27,719
112	RIDGECREST APARTMENTS	95.00%	(16,054)	2/5/1988	1988	1988	11	357,686	339,802	296,351	(45,674)	(10,776)	(56,450)	$26,920
115	ROLLING MEADOW II L.P.	99.00%	(21,947)	1/1/1989	1989	1989	12	555,700	550,143	417,028	(36,013)	(15,165)	(51,178)	$24,405
116	RUSSELL SEPTEMBER HSING	95.00%	(6,291)	12/30/1987	1987	1988	11	107,462	161,939	140,679	(10,969)	(5,116)	(16,084)	$7,670
117	SACRAMENTO, LTD.	95.00%	(17,028)	12/8/1988	1988	1989	12	429,627	408,146	333,647	(8,620)	(12,133)	(20,753)	$9,897
119	SOMERSET WEST HILLS II	95.00%	(11,960)	3/18/1989	1989	1989	12	285,222	270,961	201,296	(22,041)	(7,320)	(29,361)	$14,001
120	SOUTHEASTERN ASSOCIATES	99.00%	(20,615)	6/1/1988	1988	1989	12	753,335	745,802	568,691	(29,842)	(20,680)	(50,521)	$24,092
123	ST. ROSE ASSOCIATES	99.00%	(16,815)	10/1/1988	1988	1989	12	420,925	416,716	313,821	(14,359)	(11,412)	(25,771)	$12,289
124	STREAMSIDE ASSOCIATES	99.00%	0	8/6/1989	1989	1989	12	608,380	602,296	275,604	(25,359)	(10,022)	(35,381)	$16,872
127	SUN RISE APTS. NORTH	95.00%	(36,638)	12/8/1989	1989	1989	12	852,268	809,655	581,999	(55,618)	(21,164)	(76,781)	$36,615
128	SUNRISE APARTMENTS	99.00%	(6,298)	12/20/1988	1988	1989	12	207,509	205,434	163,977	(12,867)	(5,963)	(18,830)	$8,979
129	TAFT GARDENS	95.00%	(10,191)	3/1/1987	1987	1988	11	301,895	286,800	297,182	(14,675)	(10,807)	(25,481)	$12,151
130	TAFT TERRACE	95.00%	(19,249)	3/1/1987	1987	1988	11	396,910	377,065	401,580	(22,801)	(14,603)	(37,404)	$17,837
134	WAYLAND APARTMENTS	99.00%	(3,564)	8/26/1988	1988	1988	11	105,599	104,543	81,235	(12,326)	(2,954)	(15,281)	$7,287
135	WEST MEADOW II APTS	95.00%	(4,480)	10/17/1988	1988	1989	12	450,308	427,793	364,836	(39,874)	(13,267)	(53,141)	$25,342
136	WEXFORD ASSOCIATES L.P.	95.00%	0	5/1/1989	1989	1989	12	453,459	430,786	326,877	(30,887)	(31,886)	(42,774)	$20,398
137	WILLOW HAVEN	99.00%	(24,580)	1/2/1988	1988	1988	11	685,036	678,186	671,055	(59,422)	(24,402)	(83,824)	$39,973
138	WOLCOTT ASSOCIATES	95.00%	(35,081)	12/1/1988	1988	1988	11	850,206	807,696	510,899	(47,347)	(81,577)	(65,924)	$31,437
139	WOODCREST APARTMENTS, LTD.	99.00%	(17,439)	1/2/1987	1987	1988	11	534,802	529,454	419,168	(25,667)	(15,242)	(40,909)	$19,509

			(1,202,527)					36,807,579	35,557,292	25,264,304	(2,279,031)	(918,702)	(3,197,733)	$1,524,918

											754 Deduction 50% Purchase Price			$1,524,918
											754 Deduction 16.5% Purchase Price			$534,494
											754 Deduction 50% Purchase Price			$1,740,588

											Sale Price			$3,300,000

	Exhibit A to Contract to Purchase	Year	Year	Year	Year	Year	Year	Year
	Bayfield Low Income Housing LP with MPF	22	23	24	25	26	27	28
APARTMENT
COMPLEX		2025 ESTIMATED	2026 ESTIMATED	2027 ESTIMATED	2028 ESTIMATED	2029 ESTIMATED	2030 ESTIMATED	2031 ESTIMATED
NUMBER	APARTMENT COMPLEX	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754
3	ALBANY COMMONS, LTD.	8,361	8,361	8,361	8,361	8,361	8,361	8,361
6	BAKER HEIGHTS II LTD.	12,532	12,532	12,532	12,532	12,532	12,532	12,532
7	BAYSHORE NORTH APTS-IV	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)	(12,896)
8	BELFAST HOUSING ASSOC	29,839	29,839	29,839	29,839	29,839	29,839	29,839
9	BEREA SUMMIT, LTD.	6,840	6,840	6,840	6,840	6,840	6,840	6,840
10	BERKSHIRE APARTMENTS#2	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)
11	BLACES LIMITED PTNRSHP	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)	(13,366)
13	BRENTWOOD APARTMENTS, LTD.	8,481	8,481	8,481	8,481	8,481	8,481	8,481
14	BRIAR HILL APARTMENTS, LTD.	10,890	10,890	10,890	10,890	10,890	10,890	10,890
19	CEDAR CREST APARTMENTS	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)	(4,091)
20	CEDAR GROVE APTS	6,430	6,430	6,430	6,430	6,430	6,430	6,430
25	CLIFFORD HEIGHTS APTS, LTD.	1,411	1,411	1,411	1,411	1,411	1,411	1,411
26	COTTONDALE VILLA APTS	14,589	14,589	14,589	14,589	14,589	14,589	14,589
29	CYPRESS VIEW ESTATES	16,587	16,587	16,587	16,587	16,587	16,587	16,587
30	DELTA TERRACE	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)	(38,373)
31	DIAMOND COURT L.P.	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)	(12,465)
34	EDMONSON PROPERTIES	10,127	10,127	10,127	10,127	10,127	10,127	10,127
36	ELMWOOD ESTATES	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)	(12,773)
37	FERNWOLD-WILSON LAKE	40,004	40,004	40,004	40,004	40,004	40,004	40,004
38	FIELDCREAST, LTD.	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)	(10,662)
41	FOLSOM SOUTH VENTURE	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)	(29,846)
42	FOREST PARK APARTMENTS	7,564	7,564	7,564	7,564	7,564	7,564	7,564
44	GASLIGHT SQUAREAPTS., LTD.	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)	(4,958)
45	GATEWOOD APARTMENT LTD	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)	(9,151)
46	GIBSLAND VILLAS LIMITED	11,417	11,417	11,417	11,417	11,417	11,417	11,417
48	GLENMORA APARTMENTS	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)	(4,663)
49	GREENLEAF GARDENS	18,403	18,403	18,403	18,403	18,403	18,403	18,403
51	HAGEWOOD APARTMENTS	4,635	4,635	4,635	4,635	4,635	4,635	4,635
53	HIDDEN HILL APARTMENTS, LTD.	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)	(3,326)
54	HILLTOP MANOR APTS	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)	(16,916)
55	HILLWOOD LTD.	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)	(8,297)
59	INDIANWOOD APTS II	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)	(10,064)
61	JONESVILLE APTS FOR SR.	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)	(7,806)
64	LAGRANGE APARTMENTS-II	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)	(1,874)
67	LAKEVIEW ESTATES	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)	(17,341)
68	LAKEWOOD APARTMENTS II	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)	(2,182)
69	LARUE PROPERTIES, LTD.	38,162	38,162	38,162	38,162	38,162	38,162	38,162
70	LAS ROSAS II, LTD.	17,649	17,649	17,649	17,649	17,649	17,649	17,649
73	LEWIS APARTMENTS CO	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)	(1,168)
74	LEWISTOWN APARTMENTS	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)	(5,123)
78	MAGNOLIA PLAZA APTS	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)	(42,042)
79	MANOR APTS-CADDO MILLS	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)	(1,263)
81	MAPLE HILL APARTMENTS	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)	(13,167)
82	MARION HOUSING	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)	(20,970)
83	MEADOWLAND APARTMENTS	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)	(8,754)
86	MOSSWOOD APARTMENTS	21,320	21,320	21,320	21,320	21,320	21,320	21,320
87	MOUNTAIN VIEW APTS II, LTD.	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)
88	MUNFORDVILLE	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)	(1,518)
89	NEW CANEY OAKS	5,773	5,773	5,773	5,773	5,773	5,773	5,773
90	NORTH DEER CREEK, LTD.	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)	(4,065)
91	OAK VALLEY PLACE II	7,642	7,642	7,642	7,642	7,642	7,642	7,642
94	OLD OAK ESTATES	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)	(26,548)

	Exhibit A to Contract to Purchase	Year	Year	Year	Year	Year	Year	Year
	Bayfield Low Income Housing LP with MPF	22	23	24	25	26	27	28
APARTMENT
COMPLEX		2025 ESTIMATED	2026 ESTIMATED	2027 ESTIMATED	2028 ESTIMATED	2029 ESTIMATED	2030 ESTIMATED	2031 ESTIMATED
NUMBER	APARTMENT COMPLEX	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754	LOSS WITH 754
95	ONION CREEK	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)	(2,278)
96	ORCHARD COMMONS, LTD	17,351	17,350	17,351	17,351	17,351	17,351	17,351
97	P.D.C EIGHTEEN L.P.	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)	(32,817)
98	P.D.C. TWENTY TWO L.P.	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)	(15,497)
101	PARKWOOD ASSOCIATION	3,522	3,522	3,522	3,522	3,522	3,522	3,522
102	PECAN VILLA APARTMENTS	4,250	4,250	4,250	4,250	4,250	4,250	4,250
105	POCOMOKE VILLAS LTD.	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)	(35,538)
107	REGENCY APTS OF RENO	8,413	8,413	8,413	8,413	8,413	8,413	8,413
108	REGENCY PLAZA	7,535	7,535	7,535	7,535	7,535	7,535	7,535
109	RESERVOIR HILL L.P.V	39,586	39,586	39,586	39,586	39,586	39,586	39,586
111	RIDGE VIEW APARTMENTS	3,635	3,635	3,635	3,635	3,635	3,635	3,635
112	RIDGECREST APARTMENTS	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)	(23,934)
115	ROLLING MEADOW II L.P.	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)	(4,870)
116	RUSSELL SEPTEMBER HSING	(588)	(588)	(588)	(588)	(588)	(588)	(588)
117	SACRAMENTO, LTD.	15,049	15,049	15,049	15,049	15,049	15,049	15,049
119	SOMERSET WEST. HILLS II	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)	(5,592)
120	SOUTHEASTERN ASSOCIATES	12,257	12,257	12,257	12,257	12,257	12,257	12,257
123	ST. ROSE ASSOCIATES	9,306	9,306	9,306	9,306	9,306	9,306	9,306
124	STREAMSIDE ASSOCIATES	15,318	15,318	15,318	15,318	15,318	15,318	15,318
127	SUN RISE APTS. NORTH	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)	(5,759)
128	SUNRISE APARTMENTS	(1,537)	(1,507)	(1,537)	(1,537)	(1,537)	(1,537)	(1,537)
129	TAFT GARDENS	1,964	1,964	1,964	1,964	1,964	1,964	1,964
130	TAFT TERRACE	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)	(1,321)
134	WAYLAND APARTMENTS	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)	(5,681)
135	WEST MEADOW II APTS	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)	(15,615)
136	WEXFORD ASSOCIATES L.P.	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)	(4,986)
137	WILLOW HAVEN	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)	(21,548)
138	WOLCOTT ASSOCIATES	11,368	11,368	11,368	11,368	11,368	11,368	11,368
139	WOODCREST APARTMENTS, LTD.	7,709	7,709	7,709	7,709	7,709	7,709	7,709

		(72,573)	(72,573)	(72,573)	(72,573)	(72,573)	(72,573)	(72,573)
		30,000	30,000	30,000	30,000	30,000	30,000	30,000
		(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(55,452)	(13,863)	(1,524,918)
		(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(1,254)	(627)	(34,494)
		(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(63,294)	(31,647)	(1,740,588)

									(3,300,000)

		(162,573)	(162,573)	(162,573)	(162,573)	(162,573)	(162,573)	(88,710)	(37,600,659)

Exhibit A-1 to Contract to Purchase
Bayfield Low Income Housing LP with MPF Bayfield Acquisition LLC
2005 Partnerships

APARTMENT
COMPLEX
NUMBER	APARTMENT COMPLEX
3 9 19 96 97 98	ALBANY COMMONS, LTD. BEREA SUMMIT, LTD. CEDAR. CREST APARTMENTS ORCHARD COMMONS, LTD. P.D.C. EIGHTEEN L.P. P.D.C. TWENTY TWO L.P.

SECURED PROMISSORY NOTE

$238,000.00	October 1, 2004 Bismarck, North Dakota
FOR VALUE RECEIVED, the undersigned MPF BAYFIELD ACQUISITION, LLC, a California limited liability company having an office at c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556 (referred to herein as “Maker”), promises to pay to the order of BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership having an office c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503 (referred to herein as “Payee”), at 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of TWO HUNDRED THIRTY EIGHT THOUSAND AND NO/100 DOLLARS ($238,000.00) (the “Payment”), which includes interest accruing at the rate of Five Percent (5%) per annum through the Maturity Date (as hereinafter defined). The Payment shall be payable on June 15, 2005 (the “Maturity Date”). To the extent that the Balance is not paid on the Maturity Date, Maker shall pay interest on such unpaid portion of the Payment at the rate of One and a Half Percent (1.5%) per month (“Default Interest”) from the Maturity Date until such unpaid portion of the Payment and the Default Interest have been paid to Payee.
     This Note is made pursuant to that certain Contract to Purchase Limited Partnership Interests dated as of October 1, 2004 (the “Purchase Contract”) among Payee, Maker and MacKenzie Patterson Fuller, Inc. This Note is secured by (i) the Security Agreement of even date herewith (the “Security Agreement”) made by Maker in favor of Payee, and encumbering the Partnership Interests (as defined in the Purchase Contract) being purchased by Maker under the Purchase Contract and (ii) the Guaranty of even date herewith made by MacKenzie Patterson Fuller, Inc. in favor of Payee. This Note is entitled to the protection of the Security Agreement, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Purchase Contract, the Guaranty or the Security Agreement shall constitute a default hereunder.
     The indebtedness evidenced by this Note may not be prepaid in whole or in part at any time.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of New York, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.

THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF PAYEE, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO EXTEND THE CREDIT EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE OBLIGATION EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE PURCHASE CONTRACT, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
MPF BAYFIELD ACQUISITION, LLC
By: MacKenzie Patterson Fuller, Inc., its Manager

By:	/s/ C. E. Patterson

C. E. Patterson, President

2

STATE OF CALIFORNIA COUNTY OF CONTRA COSTA	) ss: )
     On this the 23 day of December, 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared C. E. Patterson, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the President of MacKenzic Patterson Fuller, Inc., the Manager of MPF Bayfield Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Barbara Lim

Notary Public

3

SECURED PROMISSORY NOTE

$320,912.00	October 1, 2004 Bismarck, North Dakota
FOR VALUE RECEIVED, the undersigned MPF BAYFIELD ACQUISITION, LLC, a California limited liability company having an office at c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556 (referred to herein as “Maker”), promises to pay to the order of BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership having an office c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503 (referred to herein as “payee”), at 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of THREE HUNDRED TWENTY THOUSAND NINE HUNDRED TWELVE AND NO/100 DOLLARS ($320,912.00) (the “Balance”), which includes interest accruing at the rate of Five Percent (5%) per annum through the Maturity Date (as hereinafter defined). The Balance shall be payable on June 15, 2006 (the “Maturity Date”). To the extent that the Balance is not paid on the Maturity Date, Maker shall pay interest on such unpaid portion of the Balance at the rate of One and a Half Percent (1.5%) per month (“Default Interest”) from the Maturity Date until such unpaid portion of the Balance and the Default Interest have been paid to Payee.
     This Note is made pursuant to that certain Contract to Purchase Limited Partnership Interests dated as of October 1, 2004 (the “Purchase Contract”) among Payee, Maker and MacKenzie Patterson Fuller, Inc. This Note is secured by (i) the Security Agreement of even date herewith (the “Security Agreement”) made by Maker in favor of Payee, and encumbering the Partnership Interests (as defined in the Purchase Contract) being purchased by Maker under the Purchase Contract and (ii) the Guaranty of even date herewith made by MacKenzie Patterson Fuller, Inc. in favor of Payee. This Note is entitled to the protection of the Security Agreement, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Purchase Contract, the Guaranty or the Security Agreement shall constitute a default hereunder.
     The indebtedness evidenced by this Note may not be prepaid in whole or in part at any time.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of New York, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.

THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF PAYEE, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO EXTEND THE CREDIT EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE OBLIGATION EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE PURCHASE CONTRACT, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
MPF BAYFIELD ACQUISITION, LLC
By: MacKenzie Patterson Fuller, Inc., its Manager

By:	/s/ C. E. Patterson

C. E. Patterson, President

2

STATE OF CALIFORNIA COUNTY OF CONTRA COSTA	) ss: )
     On this the 23 day of December, 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared C. E. Patterson, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the President of MacKenzie Patterson Fuller, Inc., the Manager of MPF Bayfield Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Barbara Lim

Notary Public

3

SECURED PROMISSORY NOTE

$425,000.00	October 1, 2004 Bismarck, North Dakota
FOR VALUE RECEIVED, the undersigned MPF BAYFIELD ACQUISITION, LLC, a California limited liability company having an office at c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556 (referred to herein as “Maker”), promises to pay to the order of BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership having an office c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503 (referred to herein as “Payee”), at 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of FOUR HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($425,000.00) (the “Payment”), which includes interest accruing at the rate of Five Percent (5%) per annum through the Maturity Date (as hereinafter defined). The Payment shall be payable on December 15, 2005 (the “Maturity Date”). To the extent that the Payment is not paid on the Maturity Date, Maker shall pay interest on such unpaid portion of the Payment at the rate of One and a Half Percent (1.5%) per month (“Default Interest”) from the Maturity Date until such unpaid portion of the Payment and the Default Interest have been paid to Payee.
     This Note is made pursuant to that certain Contract to Purchase Limited Partnership Interests dated as of October 1, 2004 (the “Purchase Contract”) among Payee, Maker and MacKenzie Patterson Fuller, Inc. This Note is secured by (i) the Security Agreement of even date herewith (the “Security Agreement”) made by Maker in favor of Payee, and encumbering the Partnership Interests (as defined in the Purchase Contract) being purchased by Maker under the Purchase Contract and (ii) the Guaranty of even date herewith made by MacKenzie Patterson Fuller, Inc. in favor of Payee. This Note is entitled to the protection of the Security Agreement, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Purchase Contract, the Guaranty or the Security Agreement shall constitute a default hereunder.
     The indebtedness evidenced by this Note may not be prepaid in whole or in part at any time.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of New York, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.

THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF PAYEE, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO EXTEND THE CREDIT EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE OBLIGATION EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE PURCHASE CONTRACT, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
MPF BAYFIELD ACQUISITION LLC
By: MacKenzie Patterson Fuuer Inc., its Manager

By:	/s/ C. E. Patterson

C. E. Patterson, President

2

STATE OF CALIFORNIA COUNTY OF CONTRA COSTA	) ss: )
     On this the 23 day of December, 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared C. E. Patterson who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the President of MacKenzie Patterson Fuller, Inc., the Manager of MPF Bayfield Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Barbara Lim

Notary Public

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SECURED PROMISSORY NOTE

$210,000.00	October 1, 2004 Bismarck, North Dakota
FOR VALUE RECEIVED, the undersigned MPF BAYFIELD ACQUISITION, LLC, a California limited liability company having an office at c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556 (referred to herein as “Maker”), promises to pay to the order of BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership having an office c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503 (referred to herein as “Payee”), at 1424 W. Century         . Avenue, Suite 102, Bismarck, ND 58503, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of TWO HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($210,000.00) (the “Payment”), which includes interest accruing at the rate of Five Percent (5%) per annum through the Maturity Date (as hereinafter defined). The Payment shall be payable on April 15, 2005 (the “Maturity Date”). To the extent that the Payment is not paid on the Maturity Date, Maker shall pay interest on such unpaid portion of the Payment at the rate of One and a Half Percent (1.5%) per month (“Default Interest”) from the Maturity Date until such unpaid portion of the Payment and the Default Interest have been paid to Payee.
     This Note is made pursuant to that certain Contract to Purchase Limited Partnership Interests dated as of October 1, 2004 (the “Purchase Contract”) among Payee, Maker and MacKenzie Patterson Fuller, Inc. This Note is secured by (i) the Security Agreement of even date herewith (the “Security Agreement”) made by Maker in favor of Payee, and encumbering the Partnership Interests (as defined in the Purchase Contract) being purchased by Maker under the Purchase Contract and (ii) the Guaranty of even date herewith made by MacKenzie Patterson Fuller, Inc. in favor of Payee. This Note is entitled to the protection of the Security Agreement, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Purchase Contract, the Guaranty or the Security Agreement shall constitute a default hereunder.
     The indebtedness evidenced by this Note may not be prepaid in whole or in part at any time.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of New York, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.

THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF PAYEE, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO EXTEND THE CREDIT EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE OBLIGATION EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE PURCHASE CONTRACT, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
MPF BAYFIELD ACQUISITION, LLC
By: MacKenzie Patterson Fuller, Inc., its Manager

By:	/s/ C. E. Patterson

C. E. Patterson, President

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STATE OF CALIFORNIA COUNTY OF CONTRA COSTA	) ss: )
     On this the 23 day of December, 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared C. E. Patterson, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the President of MacKenzie Patterson Fuller, Inc., the Manager of MPF Bayfield Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Barbara Lim

Notary Public

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GUARANTY
     THIS GUARANTY is made and entered into as of October 1, 2004 by and between MACKENZIE PATTERSON FULLER, INC., a California corporation having an office at 1640 School Street, Moraga, CA 94556 (“Guarantor”) in favor of BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”) having an office at c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503.
RECITALS
     Seller is the sole limited partner of eighty one (81) limited partnerships listed on Exhibit A (“Partnerships”) attached to the Contract to Purchase Limited Partnership Interests dated October 1, 2004 (''Purchase Contract”) among Seller, Guarantor, and MPF Bayfield Acquisition, LLC (“Buyer”). Each of the Partnerships is the owner of the respective apartment project for low to moderate income families as sat forth on Exhibit A attached to the Purchase Contract. Forty-nine and one-half of Seller’s limited partnership interests in the Partnerships (“Partnership Interests”) are being sold by Seller to Buyer pursuant to the Purchase Contract.
     Guarantor, an affiliate of Buyer, has executed this Guaranty for purposes of unconditionally guaranteeing Buyer’s obligations under the Purchase Contrast, the Security Agreement (as defined in the Purchase Contract) and the Secured Promissory Notes (as defined in the Purchase Contract) to be provided by Buyer in partial satisfaction of its payment obligations under the Purchase Contract. The Purchase Contract, Security Agreement and the Secured Promissory Notes are herein collectively referred to as the “Loan Documents”. It is a condition precedent to the obligation of Seller to sell the Partnership Interests to Buyer that this Guaranty be executed and delivered by Guarantor.
     In consideration of the mutual promises contained herein, the parties agree as follows:
     Section 1. The Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Seller the following (collectively referred to herein as the “Obligations”); (i) all indebtedness (principal, interest and other and whether at a stated maturity date or earlier by reason of acceleration), liabilities and monetary obligations of Buyer to Seller of every kind, nature and description under the Loan Documents, and (ii) all representations and warranties made by Buyer in the Loan Documents being true, correct and complete.
     Section 2. Absolute, Continuing Guaranty and Primary Obligation. This Guaranty is an absolute, irrevocable, unconditional, complete and continuing guaranty. The obligations of Guarantor under this instrument shall be primary and not secondary to the obligations of Buyer. This Guaranty may be enforced against Guarantor without first pursuing or exhausting any remedy or claim against Buyer or any other person or entity. The obligations of Guarantor hereunder shall not be released by any action which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in fall of the Obligations. No notice of any renewal or extension of the Obligations need be given to Guarantor. Guarantor hereby waives (1) diligence, demand for payment, presentment, protest, notice of demand of protest, of dishonor or of nonpayment; (ii) notices of advances of credit to Buyer by Seller as provided in the Purchase Contract or otherwise; (iii) all other notices and demands of any kind and description relating to the Obligations; and (iv) all defenses of Buyer pertaining to the Obligations, except for the defense of discharge by irrevocable payment and performance. The obligations of Guarantor hereunder are irrevocable. The acceptance of this Guaranty by Seller is not intended to and does not release any liability previously existing of Buyer or any guarantor or surety of any indebtedness of Buyer to Seller.
     Section 3. Other Transactions. Seller is authorized (i) to exchange any collateral or security which may be placed with it by Buyer, or to deliver any such collateral or security directly to Buyer for collection and remittance or for credit, or to collect the same in any manner without notice to Guarantor; and (ii) to amend, extend or supplement the Loan Documents, to waive compliance by Buyer with the terms of the Loan Documents without affecting the liabilities of Guarantor hereunder and to settle or compromise any of the Obligations without notice to or consent of Guarantor. No invalidity, irregularity or unenforceability of ail or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of Guarantor shall not be affected by any delay on the part of Seller to realize upon any of the obligations of Buyer to Seller, or upon any collateral or security for any of the Obligations, nor by the taking by Seller of (or its failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by Seller of (or its failure to take or its failure to perfect its security interest in or other Lien on) collateral or security of any Kind. No act or omission of Seller, whether or not such action or failure to act varies or increases the risk, or affects the rights or remedies, of Guarantor, shall affect or impair the obligations of Guarantor hereunder. This Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other person. Possession of this Guaranty by Seller shall be conclusive evidence of due delivery hereof by Guarantor and acceptance hereof by Seller. This Guaranty shall continue in fill force and effect, notwithstanding any extension of time to Buyer and/or the extension of any other credit by Seller to Buyer.
      Section 4. Actions Not Required. Guarantor hereby waives any and all right to cause a marshalling of the assets of Buyer or any other action by any court or other governmental body with respect thereto. Time is of the essence with respect to Guarantor’s obligations under this Guaranty. If any remedy of right hereby granted shall be found to be unenforceable, such unenforceability shall not limit or prevent enforcement of any other remedy or right hereby granted.
     Section 5. No Subrogation. Unless and until the Obligations have irrevocably been paid in full, and notwithstanding any payment or payments made by Guarantor hereunder, Guarantor irrevocably waives all rights of subrogation to any of the rights of Seller against Buyer or any other person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by Seller for the payment or performance of the Obligations, and Guarantor irrevocably waives all legal and equitable rights to seek any recourse to or contribution, recovery or reimbursement from, or subrogation, against, Buyer or any other person liable for payment or performance of any of the Obligations in respect of payments or performance made by Guarantor hereunder.
     Section 6. Application of Payments. Any and all payments made by Guarantor or by any other person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by Seller on such items of the Obligations as Seller may elect.
     Section 7. Recovery of Payment. If any payment received by Seller and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned or repaid for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Buyer or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. No payment shall be deemed to be irrevocable for the purpose of this Guaranty if it remains subject to any possible such set aside, recovery, recission, return or repayment for any reason.
     Section 8. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to, and covenants with, Seller that:
     A. Buyer’s Financial Condition. Guarantor is familiar with the financial condition of Buyer and with all other facts and circumstances which a diligent inquiry would reveal and which would bear upon the risk of nonpayment or nonperformance of the Obligations, and Guarantor has executed and delivered this Guaranty based on Guarantor’s own judgment and not in reliance upon any statement or representation of Seller. Seller shall have no obligation to provide Guarantor with any advice or information whatsoever or to inform Guarantor at any time of Seller’s actions, evaluations or conclusions on the financial condition of or any other matter concerning Buyer.
     B. Organization, Standing, Etc. Guarantor is a California corporation duly incorporated and validly organized, existing and in good standing under the laws of the jurisdiction of its organization, and, if different and if required, the jurisdiction(s) in which Guarantor conducts business, and has all requisite power and authority to carry on its business as now conducted, to enter into this Guaranty and to perform its obligations hereunder. This Guaranty has been duly authorized by all necessary action and when executed and delivered will be the legal and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. The execution, delivery and performance of this Guaranty will not violate Guarantor’s organizational documents or any law, statute, ordinance, code, or governmental rule or regulation applicable to Guarantor, and will not violate or cause a default under, or permit acceleration of, any agreement to which Guarantor is a party or by which it or any of its properties or assets is bound.
     C. Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor which, if determined adversely to Guarantor, would have a material adverse effect on the condition of Guarantor or on the ability of Guarantor to perform its obligations under this Guaranty. Guarantor is not in violation of any law, statute, ordinance, code or governmental rule or regulation applicable to Guarantor where such violation could reasonably be expected to impose a material liability on Guarantor; no unsatisfied judgments have been entered against Guarantor; and no unsatisfied liens have been filed against Guarantor.
     D. Taxes. Guarantor has filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or its property (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on the books of Guarantor).
     Section 9. Remedies. All remedies afforded to Seller by this Guaranty are separate and cumulative remedies, and no one of such remedies, whether or not exercised by Seller, shall limit any of the other remedies available to Seller hereunder, under the Loan Documents, at law, in equity by statute or otherwise, and shall in no way limit or prejudice any other remedy which Seller may have. More delay or failure to act shall not preclude the exercise or enforcement of any such rights and remedies available to Seller.
     Section 10. Bankruptcy of Buyer. The liabilities and obligations of Guarantor under this Guaranty shall not be impaired or affected by the institution by or against Buyer or any other person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors. Any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of Guarantor under this Guaranty, and upon the institution of any of the above actions, such obligations shall be enforceable against Guarantor.
     Section 11. Costs and Expenses. Guarantor shall pay or reimburse Seller on demand for all out-of-pocket expenses (including in each case all fees and expenses of counsel and travel and lodging expenses of Seller to and from California) incurred by Seller arising out of or in connection with the enforcement of this Guaranty against Guarantor or arising out of or in connection with any failure of Guarantor to perform fully and timely the obligations of Guarantor hereunder.
     Section 12. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Seller. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.
     Section 13. Transfer of Assets. Guarantor agrees not to transfer any material portion of its assets without fair and adequate consideration or as otherwise agreed to in writing by Seller.
     Section 14. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person, sent by United States certified mail, return receipt requested, postage prepaid, sent by overnight mail by a nationally recognized courier service (e.g., Federal Express) to the party being given such notice at the appropriate address set forth on page 1 hereof, or to such other address as any party may give to the others in writing at least ten (10) days prior to the effective date of said change of address. Notices delivered in person shall be effective upon receipt; notices delivered by mail shall be effective three (3) business days after being deposited in the United States mail; notices delivered by overnight mail Shall be effective on the business day following delivery to the courier service.
         Section 15. Guarantor Acknowledgments. Guarantor acknowledges that (i) Guarantor will benefit by and from the extension of credit by Seller to Buyer; (ii) Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to Seller in good faith in exchange for reasonably equivalent value; (iii) Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (iv) Guarantor has not executed or delivered this Guaranty with actual intent to binder, delay or defraud Guarantor’s creditors; (v) Seller has agreed to extend credit to Buyer in reliance upon this Guaranty; (vi) Guarantor’s independent counsel has advised Guarantor in the negotiation, execution and delivery of this Guaranty; (vii) Seller has no fiduciary relationship to Guarantor, their relationship being solely that of debtor and creditor; (viii) no joint venture exists between Guarantor and Seller, and (ix) Guarantor has received a true and correct copy of each Loan Document.
         Section 16. Successors and Assigns. This Guaranty shall (a) remain in full force and effect until irrevocable payment and performance in full of the Obligations, and the expiration of the obligation, if any, of Seller to extend credit to Buyer under the Purchase Contract, (ii) be binding upon Guarantor and the representatives, successors and assigns of Guarantor, and (iii) inure to the benefit of, and be enforceable by, Seller and its successors, transferees and assigns.
         Section 17. GOVERNING LAW; JURISDICTION; VENUE. THIS GUARANTY, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. THIS GUARANTY MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; SELLER AND GUARANTOR HEREBY CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, SELLER OR GUARANTOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     Section 18. Severability. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto, shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.
     Section 19. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR SELLER TO EXTEND CREDIT TO BUYER AS CONTEMPLATED IN THE PURCHASE CONTRACT, SELLER AND GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY. GUARANTOR AND SELLER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
     Section 20. General. All representations and warranties contained in this Guaranty, or in any other agreement between Guarantor and Seller, shall survive the execution, delivery and performance of this Guaranty and the creation, payment and performance of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.
IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

MACKENZIE PATTERSON FULLER, INC.

By:	/s/ C. E. Patterson

C. E. Patterson, President
Guaranty Exhibit C to Purchase Contract
1st Half

STATE OF CALIFORNIA COUNTY OF CONTRA COSTA	) ss: )
     On this the 22 day of December, 2005 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared C. E. Patterson, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the president of MacKenzie Patterson Fuller, Inc. on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Barbara Lim

NOTARY PUBLIC My commission expires:
(SEAL)
Guaranty Exhibit C to Purchase Contract
1st Half

SECURITY AGREEMENT
     THIS SECURITY AGREEMENT is made and entered into as of November 30, 2004 by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership (“Secured Party”) having an office at c/o Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503, and MPF BAYFIELD ACQUISITION, LLC, a California limited liability company (“Debtor”) having an office at c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556.
RECITALS
     Secured Party is the sole limited partner of eighty-one (81) limited partnerships listed on Exhibit A (“Partnerships”) attached to the Contract to Purchase Limited Partnership Interests of even date herewith” (“Purchase Contract”) among Secured Party, Debtor and MacKenzie Patterson Fuller, Inc. (“Guarantor”). Each of the Partnerships is the owner of the respective apartment project for low to moderate income families as set forth on Exhibit A. The limited partnership interests of the Partnerships (“Partnership Interests”) are unencumbered except for the obligations outlined in that certain JOINT PLAN OF REORGANIZATION OF 52 DEBTORS DATED MAY 9, 1990, approved by the United States Bankruptcy Court of the Eastern District of New York (“Plan”). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Purchase Contract, Partnership Agreement (as defined in the Purchase Contract), or the Plan.
     Debtor’s obligations under the Purchase Contract and under the Secured Promissory Notes (as defined in the Purchase Contract) to be provided by Debtor in partial satisfaction of its payment obligations under the Purchase Contract shall be secured by the security interest in, among other things, the Partnership Interests as hereinafter set forth.
             In consideration of the mutual promises contained herein, the parties agree as follows:
     Section 1. SECURITY INTEREST.
     (a) Grant of Security Interest. As security for the payments due under the Secured Promissory Notes and the performance by Debtor of its obligations under the Purchase Contract, including but not limited to the 8% Interest Obligation and the LP Obligations (as such terms are defined in the Purchase Contract), Debtor hereby gives Secured Party a continuing and unconditional security interest (the “Security Interest”) in the Partnership Interests (as defined in the Purchase Contract) being purchased by Debtor under the Purchase Contract and in all additions, replacements, substitutions, increases and profits to and from the Partnership Interests, and in all proceeds and products thereof, including Tax Items, in any form to which Debtor is or may become entitled (collectively referred to herein as the “Collateral”). The Collateral shall include, without limitation, Debtor’s entitlement to all distributions of Cash Flow, distributions of proceeds resulting from a Refinancing, distributions of proceeds resulting from a Major Capital Event, liquidating distributions, distributions in kind, and all profits and losses from the Partnerships to Debtor, and all returns of capital, all as defined or described in, and in accordance with the provisions of the Partnership Agreements (as defined in the Purchase Contract).

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     (b) Indebtedness Secured. The Security Interest created hereby secures (i) the payments due under the Secured Promissory Notes and (ii) the performance by Debtor of its obligations under the Purchase Contract, including but not limited to the 8% Interest Obligation and the LP Obligations (collectively, the “Indebtedness”).
     (c) Representations, Warranties and Covenants of Debtor. For so long as this Agreement, the Purchase Contract or any of the Secured Promissory Notes is in force, Debtor represents, warrants and covenants as follows:
          (i) Sole Owner. Debtor Shall be the sole owner of the Collateral, free of all security interests or other encumbrances, except the Security Interests and the Plan.
          (ii) No Transfers. Debtor shall not transfer, encumber or pledge any of the Collateral.
          (iii) Defense of Collateral. Debtor shall defend the Collateral against the claims of all other persons, including without limitation, setoffs, claims, counter-claims, and defenses against either Debtor or Secured Party; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest of Secured Party set forth herein and in the Plan; and will not assign, deliver, sell, transfer, lease, or otherwise dispose of any of the Collateral, or any interest therein, including but not limited to the Partnership Interests, without the prior written consent of Secured Party, in its sole discretion, except that such prohibition shall not preclude Debtor from selling interests in itself
          (iv) Debtor’s Address and State of Organization. Debtor was formed and organized under the laws of the State of California, and so long as any Indebtedness is outstanding shall not, without the prior written consent of Secured Party permit itself to be organized or reorganized under, or merged with any entity organized under the laws or any state other than California. Debtor’s principal place of business is at the address first set forth above, and shall not be changed so long as any Indebtedness is outstanding without giving Secured Party at least thirty (30) days prior written notice thereof. Debtor uses no trade name and has not and will not do any business under any other name so long as any Indebtedness is outstanding,
          (v) Identifying Numbers of Debtor. Debtor’s registration or organization number in its state of formation is                                         .
          (vi) No Alteration of Collateral. Debtor will not, without Secured Party’s prior written consent, make or agree to make any alteration, modification, or cancellation of, substitution for, or credit, adjustment or allowance on, any of the Collateral.
          (vii) Financing Statements. Debtor will execute and deliver to Secured Party such financing statements and other documents and take such other actions and provide such further reasonable assurances as Secured Party may, in its sole discretion, deem advisable to perfect the Security Interest created by this Agreement.
     (d) Verification of Collateral. Secured Party shall have the right to verify the Collateral in any manner and through any medium which Secured Party may reasonably consider . appropriate, and Debtor shall furnish such assistance and information and perform such acts as

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Secured Party may reasonably require in connection therewith.
     Section 2. DEFAULT.
     The occurrence of any of the following shall constitute an “Event of Default” under this Agreement, and under the Purchase Contract, any Secured Promissory Note, any Guaranty, or any other obligation or transaction contemplated under the Purchase Contract:
     (a) Nonpayment Nonpayment when due, whether by acceleration or otherwise, after any applicable grace period, of all or any portion of the Indebtedness. Time is of the essence with respect to all payment and/or cure and grace periods.
     (b) Failure to Perform. Failure by Debtor or Guarantor to duly keep, perform and observe any covenant or agreement in this Agreement, the Purchase Contract, any Secured Promissory Note, any Guaranty, or in any other document to which either Debtor or Guarantor is obligated hereunder (unless the same constitutes a Event of Default under any other paragraph of this Section 2 or such other document, in which case the grace or cure period, if any, set forth in such other paragraph or document shall govern).
     (c) Bankruptcy. The filing by or against Debtor or Guarantor of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction.
     (d) General Assignment. The making of a general assignment by Debtor or Guarantor for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for Debtor or Guarantor or for any of their assets; or the institution by or against Debtor or Guarantor of any kind of insolvency proceedings, or any proceeding for the dissolution or liquidation of the Debtor or Guarantor.
     (e) Material Falsity. Any material falsity in any certificate, statement, representation, warranty, or audit at any time furnished by Debtor or Guarantor or any endorser or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement, the Purchase Contract, the Secured Promissory Notes, the Guaranty, or otherwise, to Secured Party, including representations and warranties in this Agreement, and any failure to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to Secured Party by Debtor or Guarantor.
     (f) Attachment or Levy. Any attachment or levy against the Collateral, or any other occurrence which inhibits Secured Party’s free access to the Collateral, and the Debtor’s failure to remove such attachment or levy within thirty (30) days of Secured Party’s giving written notice to Debtor thereof.
     Section 3. RIGHTS OF SECURED PARTY UPON DEFAULT.

3

     Upon the occurrence of an Event of Default:
     (a) All Indebtedness Due. All of the Indebtedness shall be immediately due and payable unless the Secured Party, in its sole discretion, grants a written extension or exception to Debtor.
     (b) Remedies. Secured Party shall have such rights as are set forth in this Agreement, in the Uniform Commercial Code and in any other applicable law in effect from time to time, including but not limited to the following;
          (i) General. Secured Party’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law in effect from time to time, and Secured Party shall have such other rights as are set forth in this Agreement, in the Uniform Commercial Code and in any other applicable law in effect from time to time.
          (ii) Notice of Sale. Debtor agrees that any notice by Secured Party of the sale or disposition, of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is (i) sent by recognized overnight courier service (e.g., Federal Express or UPS) for delivery on the next business day or (ii) mailed by certified or express mail, postage prepaid, return receipt requested, at least fourteen (14) days before the action, to the Debtor’s address as above first written, or to any other street address which Debtor has specified in writing to Secured Party as the address at which notices shall be given to Debtor.
          (iii) Reimbursement. Debtor shall pay all costs and expenses (including legal fees and expenses, and travel and lodging expenses of Secured Party to and from California) incurred by Secured Party in enforcing this Agreement, the Purchase Contract and the Secured Promissory Notes, in realizing upon any Collateral, and collecting any Indebtedness whether or not suit is brought and whether incurred in connection, with collection, trial, appeal, bankruptcy (including all fees and expenses incurred in a bankruptcy case in protecting Secured Party’s interests), post-judgment collection, or otherwise; and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full.
          (iv) Sale of Collateral. Debtor agrees that in any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with RD [as defined in the Purchase Contract] regulations and compliance with such procedures as may restrict the number of prospective bidders and purchasers of any securities or other instruments, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official) or to avoid diminution of tax advantages to Secured Party’s investors; and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Secured Party be liable or accountable to Debtor for any discount allowed by reason of the fact

4

that such Collateral is sold in compliance with any such limitation or restriction. Debtor further agrees that any sales by Secured Party shall not be considered to be other than “public disposition” within the meaning of the Uniform Commercial Code because such sales or solicitations are structured to comply with such limitations or restrictions, the intent of the parties being that any public sale be subject to such limitations and restrictions.
     (v) Exercise of Rights as Limited Partner. Secured Party may exercise any rights that Debtor has as a Limited Partner with respect to the Collateral.
     Section 4. RIGHT TO CASH.
     Whether or not an Event of Default has occurred,until the Indebtedness has been paid in full, Debtor authorizes Secured Party to receive all cash or in-kind distributions from the instruments constituting the Collateral (whether on account of ordinary income distributions, dissolution and liquidation of the Partnerships or otherwise), to which Debtor may be entitled. Debtor will not demand or receive any cash or distributions in kind from the Partnerships until the Indebtedness has been paid in full, and if Debtor receives any such cash or in-kind distributions, Debtor will pay or otherwise transferred it to Secured Party within three (3) days of its receipt thereof without demand. Secured Party shall apply such cash and distributions (i) to pay management fees due Secured Party’s general partner, Megan Asset Management, Inc. (“MAMI”), under any management agreement between Debtor and MAMI (which fees shall, in no event, exceed $50,000 per year), and thereafter (ii) to pay the Indebtedness. Secured Party shall account for all such cash and distributions, and pay over to Debtor any amounts remaining after full payment of the management fees in any year and the Indebtedness.
     Section 5. MISCELLANEOUS.
     (a) Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person, sent by United States certified mail, return receipt requested, postage prepaid, or sent by overnight mail by a nationally recognized courier service (e.g., Federal Express) to the party being given such notice at the appropriate address set forth on page 1 hereof, or to such other address as any party may give to the other in writing at least ten (10) days prior to the effective of said change of address. Notices delivered in person shall be effective upon receipt; notices delivered by mail shall he effective three (3) business days after being deposited in the United States mail; and notices delivered by overnight mail shall be effective on the business day following delivery to the courier service.
     (b) Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors, and permitted assigns.
     (c) Entire Agreement; Amendments. This Agreement, the Purchase Contract, and the Secured Promissory Notes contain the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation, and no party has relied upon any statements made by any person that are not set forth herein; accordingly, this Agreement shall not be construed more strictly against any party. This Agreement may not be modified, amended, or cancelled, nor shall any provision thereof be

5

waived, except in a writing signed by Secured Party and Debtor.
     (d) Headings. The headings of this Agreement are for reference and are not part of or a guide to the interpretation of this Agreement. Any singular word or term herein shall be read as in the plural whenever the sense of this Agreement may require it.
     (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute a complete agreement and all of which taken together shall constitute a single agreement.
     (f) Facsimile Signatures. The execution of this Agreement and the execution of any other documents contemplated hereby requiring the signatures of the parties hereto may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
     (g) JURISDICTION; APPLICABLE LAW. THIS  AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF SECURED PARTY, THIS SECURITY AGREEMENT MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE STATE COURT SITTING IN CONTRA COSTA COUNTY, CALIFORNIA; SECURED PARTY AND DEBTOR HEREBY CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, SECURED PARTY OR DEBTOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     AS A MATERIAL INDUCEMENT FOR SECURED PARTY TO EXTEND CREDIT TO DEBTOR AS CONTEMPLATED IN THE PURCHASE CONTRACT, SECURED PARTY AND DEBTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE SECURED PROMISSORY NOTES, OR THE PURCHASE CONTRACT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above mentioned.

6

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP

By:

Paul J. Maddock, President of General Partner, Megan Asset Management, Inc.

MPF BAYFIELD ACQUISITION, LLC By: MacKenzie Patterson Fuller, Inc., its Manager

By:	/s/ C. E. Patterson

C. E. Patterson, President

STATE OF CALIFORNIA COUNTY OF CONTRA COSTA	) ss: )
     On this the 22 day of December, 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared C. E. Patterson, who is personally

7

known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the President of MacKenzie Patterson Fuller, Inc., the Manager of MPF Bayfield Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Barbra Lim

NOTARY PUBLIC My commission expires:

STATE OF NORTH DAKOTA COUNTY OF BURLEIGH	) ss: )
     On this the      day of December, 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC My commission expires:

8

EXHIBIT D-l
     Amendment to Buyer’s Operating Agreement
Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers MPF Bayfield Acquisition, LLC (the “Fund”), the Fund shall not, without the unanimous consent of its Manager and the Special Manager, so long as the Special Manager remains Special Manager pursuant to the terms of the Contract to Purchase dated as of October 31, 2004 by and between Bayfield Low Income Housing Limited Partnership and the Fund (“Purchase Contract”), do any of the following:
(a)	engage in any business or activity other than those set forth in Section [insert reference to appropriate Section of the Fund’s Operating Agreement];

(b)	do any act which would make it impossible to carry on the ordinary business of the Fund, except as otherwise provided in this Agreement;

(c)	borrow money or incur any indebtedness or assume or guaranty any indebtedness of any other entity, other than normal trade accounts, margin debt on a short-term basis secured by securities held by the Fund up to $150,000, and lease obligations incurred in the ordinary course of business, or grant consensual liens on the Fund’s property; provided, however, the Manager is hereby authorized to secure the Indebtedness (as defined in the Security Agreement), and to grant a Security Interest (as defined in the Security Agreement) to secure the Indebtedness;

(d)	dissolve or liquidate, in whole or in part;

(e)	consolidate or merge with or into any other entity;

(f)	institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution or bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of the property of the Fund, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take company action in furtherance of any such action; or

(g)	amend the Articles of Organization of the Fund or this Agreement.
In addition to the foregoing, the Fund shall not, without the prior written consent of Secured Party (as defined in the Security Agreement) so long as any of the Indebtedness is outstanding, take any action set forth in items (a) through (e) or item (g) above.

EXHIBIT E
Third Party Non-Compliance with Partnership Contacts and Real Estate Tax Deficiencies to that
Purchase Agreement made and entered into
by and between
MPF Bayfield Acquisition LLC and Bayfield Low Income Housing Limited Partnership

		LIMITED	GENERAL	Percent of	# OF
		PARTNERSHIP/PROJECT	PARTNER/DEVELOPER	P&L	UNITS	CITY	STATE
1)		FOLSOM SOUTH VENTURE	Olsen, Clifford E	99%	12	Folsom	LA	GP filed amended partnership agreement changing to corporate GP without our approval
3)		ST. ROSE ASSOCIATES	Olsen, Clifford E	99%	24	St. rose	LA	GP filed amended partnership agreement changing to corporate GP without our approval
4)		SOUTHEASTERN ASSOC., LTD	Olsen, Clifford E	99%	42	Hammond	LA	GP filed amended partnership agreement changing to corporate GP without our approval
	79	MANOR APTS-CADDO MILLS	Staley, Joseph	99%	24	Caddo Mils	TX	Foundation on one of building cormbling RD wants is fixed.

		GENERAL DISCLOSURE — MANY PROJECTS						Numerous of the projects have not fully funded their Reserve Accounts as required by the mortgage documents. With respect to which, Rural Development has not taken any substantive action or Workout Agreement are in place.

		HILL TOP MANOR APTS	Flyno, Tom	99%	45	Ocala	FL	To the best of Bayfield’s knowledge this partnership is 3 years in arrears on real estate taxes.

		CEDAR CREST APARTMENTS	Owsley, Steven	99.00%	16	Bourbon	MO	Rural Development the mortgages has demanded that the General Partner and Management Company
		LAGRANGRE APARTMENTS-II	Owsley, Steven	95.00%	8	LaGrange	MO	liquidate their Interest in these 4 projects or face foreclosure proceedings
		LEWISTOWN APARTMENTS	Owsley, Steven	95.00%	12	Lewison	MO
		WAYLAND APARTMENTS	Owsley, Steven	99.00%	8	Wayland	MO

EXHIBIT F
Litigation of Seller
to that
Purchase Agreement made and entered into
by and between
MPF Bayfield Acquisition LLC and Bayfield Low Income Housing Limited Partnership
None

EXHIBIT G
Litigation of Buyer
to that
Purchase Agreement made and entered into
by and between
MPF Bayfield Acquisition LLC and Bayfield Low Income Housing Limited Partnership
None

MacKenzie Patterson Fuller, Inc.
Balance Sheet
As of September 30, 2004

Sep 30, 04
ASSETS
Current Assets
Checking/Savings
Cash in Bank	155,191.31

Total Checking/Savings	155,191,31

Other Current Assets
A/R-Funds	1,278,614.91
Other Accounts Receivable	934,937.57
Prepaid & Other Assets	23,961.39

Total Other Current Assets	2,237,603.87

Total Current Assets	2,392,695.18

Fixed Assets
Furniture & Equipment	179,383.34

Total Fixed Assets	179,383.34

Other Assets
N/R Shareholders	277,773.34
A/R Affiliates	1,070,812.64
Investments	91.154.99
Subordinated Notes Receivable	6,793,067.54

Total Other Assets	8,232,823.51

TOTAL ASSETS	10,804,907.03

UNAUDITED

MacKenzie Patterson Fuller, Inc.
Balance Sheet
As of September 30, 2004

Sep 30, ’04

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
A/P Trade	79,754.31

Total Accounts Payable	79,754.31

Other Current Liabilities
Summit Loans	1,815,836.58
Other Liabilities	181,854.90

Total Other Current Liabilities	1,997,691.48

Total Current Liabilities	2,077,445.79

Long Term Liabilities
Deferred Taxable Income	571,292.35
Subordinated Contracts	8,793,087.54

Total Long Term Liabilities	7,364,379.89

Total Liabilities	9,441,825.68
Equity
Retained Earnings	11,314,156.85
Net income	1,781,361.68
Shareholder’s Capital	-11,732.437.38

Total Equity	1,363.081.36

TOTAL LIABILITIES & EQUITY	10,804,907.03

UNAUDITED

MacKenzie Patterson Fuller, Inc.
Profit and Loss
July through September 2004

	Jul - Sep ’04	Jan - Sep ’04
Ordinary Income/Expense
Income
Fund Administration	208,982.18	612,366.21
Revenue — Capital Raising	510,957.55	1,198,117.57
Revenue — Secondary Market	76,121.93	218,523.33
Revenue — GP Participation	157,483.58	276,326.92
Partnership Administration	3,900.00	61,700,00
Other Revenue	136,432.66	405,667.30

Total Income	1,093,877.90	2,772,701.33

Cost of Goods Sold Broker Back End	1,102.81	1,720.26

Total COGS	1,102.81	1,720.25

Gross Profit	1,092,775.09	2,770,981.08

Expense
Personnel Costs	241,837.68	700,115.04
Capital Raising	124,623.30	334,481.81
Office Expenses	70,132.97	215,835.19
Computer Costs	43,964.18	96,800.20
Professional Services	11,662.25	60,108.48
Interest & Finance Costs	36,150.60	72,424.14
HFD Administration	0.00	1,435.00
Other G&A Expenses	14,108.74	60,836.06
Depreciation/Amortization	10,986.65	32,989.95
Taxes	12,110.70	29,355.70
Expense Reimbursements	-190,759.94	-580,614.98

Total Expense	374,827.11	1,043,776.59

Net Ordinary Income	717,947.98	1,727,204.49

Other Income/Expense
Other Income
Investment Income/(Loss)	15,926.95	54,157.39

Total Other Income	15,926.95	54,157.39

Net Other Income	15,926.85	54,157.39

Net income	733,874.93	1,781,361.88

EXHIBIT J
Litigation of Guarantor
to that
Purchase Agreement made and entered into
by and between
MPF Bayfield Acquisition LLC and Bayfield Low Income Housing Limited Partnership

None

EXHIBIT K
Operating Partnerships Filling an Election
to that
Purchase Agreement made and entered into
by and between
MPF Bayfield Acquisition LLC and Bayfield Low Income Housing Limited Partnership
Operating Partnerships which Filed 754 Election’s for Tax Year 2000

PARTNERSHIP NAME	DEVELOPER	ELECTION
ALBANY COMMONS, LTD.	MOFFETT, LOIS	X
BAKER HEIGHTS II LTD.	CLOSE, LEON D.	X
BAYSHORE NORTH APTS-IV	CAPOZZI, THOMAS	X
BELFAST HOUSING ASSOC	LIBERTY, MICHAEL	X
BEREA SUMMIT, LTD.	MOFFETT, LOIS	X
BERKSHIRE APARTMENTS #2	WORSHAM, CAROL	X
BLADES LIMITED PTNRSHP	SEYMOUR, JOHN P.	X
BRENTWOOD APTS, LTD.	WATKINS, JIM	X
BRIAR HILL APTS, LTD.	WATKINS, JIM	X
CEDAR CREST APTS.	J.V. NORTON	X
CLIFFORD HEIGHTS APTS.	WATKINS, JIM	X
COTTONDALE VILLA APTS	BENNETT, FRED	X
CYPRESS VIEW ESTATES	LANGSTON, JAMES T.	would not sign
DELTA TERRACE	DESADIER, IRENE	X
DIAMOND COURT II L.P.	SEYMOUR, JOHN P.	X
EDMONSON PROPERTIES	WATKINS, GARRY	X
ELMWOOD ESTATES	DESADIER, IRENE	X
FERNWOLD-WILSON LAKE	LIBERTY, MICHAEL A.	X
FIELDCREST, LTD.	GREER, LYNN	X
FOLSOM SOUTH VENTURE	OLSEN, CLIFFORD E-	X
FOREST PARK APARTMENTS	DRIGGER, ROBERT	X
GIBSLAND VILLAS LIMITED	MARSHALL, THOMAS B.	X
GLENMORA APARTMENTS	LEAVINES, ROBERT A.	X
GREENLEAF GARDENS	FLYNN, TOM	X
HAGEWOOD APARTMENTS	FAIR, ROY INC.	X
HIDDEN HILL APTS., LTD.	WATKINS, JIM	X
HILLTOP MANOR APTS II	FLYNN, TOM	X
HILL WOOD LTD.	GREER, LYNN	X
INDIANWOOD APTS II	BENNETT, FRED	X
JONESVILLE APTS FOR SR.	LEAVINES, ROBERT A.	X
LAGRANGE APTS. - II	J.V. NORTON	X
LAKEVIEW ESTATES	GOODEN, BENNIE S.	X
LARUE PROPERTIES, LTD.	WATKINS, GARRY	X
LAS ROSAS II, LTD.	FISHBURN, J. SCOTT	X
LEWIS APARTMENTS CO	BACON, DAVID R.	X
LEWISTOWN APTS.	J. V. NORTON	X
MAGNOLIA PLAZA APTS	PURVIS, MALCOLM	X
MANOR APTS-CADDO MILLS	STALEY, JOSEPH	X
MAPLE HILL APTS.	LAYTON, LEWIS C.	X
MARION HOUSING	HALEY, JOHN	X
MEADOWLAND APTS.	FAIR, ROY INC.	X
MOSSWOOD APARTMENTS	FAIR, ROY INC.	X
MOUNTAIN VIEW APTS II, LTD.	WATKINS, JIM	X
MUNFORDVILLE PROP.	WATKINS, GARRY	X

PARTNERSHIP NAME	DEVELOPER	ELECTION
NEW CANEY OAKS	WASHBURN, LARRY	X
NORTH DEER CREEK, LTD.	WORD, ROSCOE	X
OAK VALLEY PLACE II	SWANK, LARRY A-	would not sign
OLD OAK ESTATES	DESADIER, IRENE	X
ONION CREEK	MELTON, JOHNNY L.	would not sign
ORCHARD COMMONS, LTD.	MOFFETT, LOIS	X
PARKWOOD ASSOCIATES	FORD, HARRISON JR.	X
PECAN VILLA APTS,	DESADIER, IRENE	X
POCOMOKE VILLAS LTD.	SEYMOUR, JOHN P.	X
P. D. C. EIGHTEEN L.P.	PHILLIPS, CHESTER	X
P. D.C. TWENTY TWO L.P.	PHILLIPS, CHESTER D.	X
REGENCY APTS OF RENO	RUTH NEFF	X
REGENCY PLAZA	FORD, HARRISON	X
RESERVOIR HILL L.P. V	HERSCH, HAROLD M.	would not sign
RIDGE VIEW APTS.	CHAPMAN, JOSEPH F. III	X
RIDGECREST APTS.	BARRON, LOWELL	X
RIVER VIEW APTS.	LITTLE RIVER DEVELOPMENT	X
RIVERBEND APTS.	FAIR, ROY INC.	X
ROLLING MEADOW II L.P.	SEYMOUR, JOHN P.	X
RUSSELL SEPTEMBER HSING	HALEY, JOHN	X
SACRAMENTO, LTD.	COOK, HANK	X
SOMERSET WEST, HILLS II	TURPEN, RALPH E.	X
SOUTHEASTERN ASSOC.	OLSEN, CLIFFORD E.	X
SPRING MEADOW APTS	ANDREWS, RAVIN D.	X
STREAMSIDE ASSOC.	ACCATTATO, JAMES D.	X
ST, ROSE ASSOCIATES	OLSEN, CLIFFORD	X
SUN RISE APTS. NORTH	BARRON, LOWELL	X
SUNRISE APARTMENTS	MILTON HOUSING AUTHORITY	X
TAFT GARDENS	WELDER, BEVANS	X
TAFT TERRACE	WELDER, BEVANS	X
WAYLAND APTS.	J.V. NORTON	X
WEXFOKD ASSOCIATES L.P.	HAGAN, GARY J.	X
WILLOW HAVEN	DESADIER, IRENE	X
WOLCOTT ASSOCIATES	ROCK, CHARLES	X
WOODCREST APTS., LTD.	WATKINS, JIM	X

EXHIBIT L
List of Original 754 Elections Filed 1987 — 1989
to that
Purchase Agreement made and entered into
by and between
MPF Bayfield Acquisition LLC and Bayfield Low Income Housing Limited Partnership
Operating Partnerships which Filed Prior 754 Elections

PARTNERSHIP NAME	DEVELOPER	ELECTION

GASLIGHT SQUARE APTS., LTD.	WATKINS, JIM	X
GATEWOOD APTS. LTD	HOLLAND, WILLIAM	X
LAKEWOOD APTS. II	HOLLAND, WILLIAM	X
WEST MEADOW II APTS	HOLLAND, WILLIAM	X

ASSIGNMENT AND ASSUMPUTION AGREEMENT
OF LIMITED PARTNERSHIP INTEREST
IN
Bayshore North Apartments Phase IV (A Limited Partnership)
The undersigned Assignor, hereby certifies and states that Bayshore North Apartments Phase IV A Limited Partnership, (“Partnership”), is a New York limited partnership conducting business under said name and in said State; that said Partnership is the owner of a thirty-six (36) unit apartment project located in Brewerton, NY, known as Bayshore North Apartments Phasa IV; and that BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, is the owner of a ninety-nine percent (99%) limited partnership interest in the Partnership.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign fifty percent (50%) of Assignor’s interest or a forty-nine and one half percent (49.5%) limited partnership interest in said Partnership unto MPF BAYFIELD ACQUISITION, LLC (Assignee) and does hereby retain on to itself, fifty percent (50%) of its interest or a forty-nine and one half percent (49.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, one-hundred percent (100%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits for the fourth quarter of the year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended (Partnership Agreement), and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform fifty percent (50%) of all obligations of Assignor arising out of (i) this assignment and (ii) of said Partnership agreement, as amended, from and after the effective date hereof, and (iii) the 8% interest still due by Assignor to the Partnership payable pursuant to Article 15 (l)(a)(ii) of the Plan as a first priority from the proceeds of any Capital Events in the amount of approximately $6,988.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee. Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     Assignor agrees to hold harmless Assignee from and indemnify Assignee against one hundred percent (100%) of all of the obligations of the “limited partner” pursuant to the Partnership Agreement to the extent that said obligations accrue before the affective date of this Assignment and Assumption Agreement, and for any claims, liabilities, costs and expenses; including without limitation reasonable attorneys fees actually incurred, relating to said obligations.
     Assignee agrees to hold harmless Assignor from and indemnify and defend Assignor against fifty percent (50%) of all of the obligations of the “limited partner” pursuant to the Partnership Agreement to the extent that said obligations accrue on or after the date of this Assignment and Assumption Agreement, and for any claims liabilities, costs and expenses, including without limitation reasonable attorneys fees actually incurred, relating to said obligations.
     All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption effective the 1st day of October, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor By: Megan Asset Management, Inc., General Partner

By

PAUL J. MADDOCK, President

MPF BAYFIELD ACQUISITION, LLC Assignee By: MacKenzie Patterson Fuller, Inc., its Manager

By :

C.E. Patterson, President

Exhibit N to Contract to Purchase
POWER OF ATTORNEY
THE UNDERSIGNED, having entered into that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS made and entered into as of the       day of December, 2004, by and between Bayfield Low Income Housing Limited Partnership, as Seller (the “Investor Partner”), and MPF Bayfield Acquisition LLC (“BALLC”), the Additional Limited Partner as Buyer (the “Purchase Contract”), for the acquisition of fifty percent (50%) of the Investor Partner’s rights, interests, powers and obligations as the Limited or Investor Partner under that certain AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF [Operating Partnership Name], effective as of the _________day of _________, 198___, as amended, (the “Operating Partnership Agreement”) and desiring to be admitted to the Operating Partnership Agreement and Operating Partnership as an Additional Limited Partner, the Undersigned hereby agrees to bound by the terms and provisions of the Operating Partnership Agreement and hereby joins in the execution of the Operating Partnership Agreement and authorizes this document to be attached thereto.
The Undersigned hereby irrevocably constitutes and appoints the general partner of the Operating Partnership (the “General Partner”) as its true and lawful attorney-in-fact, with full power of substitution and delegation, for it and in its name, place and stead and for its use and benefit, to execute, acknowledge, certify, swear to, file and record (i) the Partnership Agreement and all amendments thereto, (ii) any other certificates and limited partnership required by law and all amendments thereto, (iii) any other certificates or instruments which may be required to be filed by the Partnership under the laws of any state or by any Governmental Agency, or which the General Partner may deem appropriate to file and (iv) any documents which may be required to effect the continuation of the Partnership, the admission of the Undersigned as an additional or substitute Limited Partner.
This Power of Attorney shall (i) be deemed coupled with an interests, (ii) be irrevocable and shall survive the dissolution of the Undersigned and (iii) survive the delivery of any assignment by the Undersigned of all or any part of the Undersigned’s Interest in the Partnership, except that where the assignee thereof has been admitted to the Partnership as a substituted Limited Partner, this Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge, certify, swear to, file and record any instrument(s) necessary to effect such substitution.
IN WITNESS WHEREOF, the Undersigned hereby executes this document both individually and as a Limited Partner of the Partnership as of the ______day of______, 2004.

MPF BAYFIELD ACQUISITION, LLC (Buyer) Additional Limited Partner By: MacKenzie Patterson Fuller, Inc., its Manager

Witness	By:

C.E. Patterson, President

EXHIBIT O DRAFT FORM ATTACHMENT TO CONTACT TO PURCHASE
Transferring 49.5% of Operating Partnership Interests
[Next Amendment #] AMENDMENT TO
AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
OF
[Operating Partnership Name]
     THIS AMENDMENT, dated as of the       day      , of 2004, (the “Effective Date”), is made and into by and among the parties shown on the signature pages hereof (the “Parties”).
WITNESSETH;
     WHEREAS, certain of the Parties previously entered into that certain Certificate of Limited Partnership of [Insert Operating Partnership History] executed on the ___day of                                        , 198___(the “Initial Partnership Agreement”) and filed said Agreement in the Office of the Secretary of State of the State of                                         on the                                         day of___, 198___; and
     WHEREAS, certain of the Parties thereafter entered into that certain AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF [Insert Operating Partnership Name and Further Operating Partnership History ] (the “Partnership”) executed on the ___ day of___ , 198___and filed on the                                         day of                                         , 198___in the Office of the Secretary of State of the State of                                         ; that certain AMENDMENT TO AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF [Operating Partnership Name.] effective as of the                     day of,                                          198___and filed on the                                         day of                                         , 198___in the Office of the Secretary of State of the State of                                         ; (as amended the “Partnership Agreement”); capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Partnership Agreement or in the Plan;
     WHEREAS, the Parties hereto wish to enter into this Agreement for the purpose of (i) having MPF BAYFIELD ACQUISITION LLC admitted as the Additional Limited Partner (“Additional Limited Partner”); (ii) having forty-nine and one-half percentage points (49.5% points) or thirty-three percentage points (33% points [whichever is applicable] of the Investor Partner’s interest in the Partnership transferred to the Additional Limited Partner and (iii) amending the Partnership Agreement as hereinafter set forth;

EXHIBIT O DRAFT FORM ATTACHMENT TO CONTRACT TO PURCHASE
Transferring 49.5% Operating Partnership Interests
     NOW, THEREFORE, it is hereby agreed and the Partnership Agreement is hereby further amended and superseded as follows:
SECTION 1. Addition of Limited Partner. As of the Effective Date MPF BAYFIELD ACQUISITION LLC is admitted as the Additional Limited Partner.
SECTION 2. Amendments to the Partnership Agreement. The Partnership Agreement is hereby amended as follows:
(1) The following shall be added to Article 6.2- “Capital of the Limited Partners”:
“In consideration of the terms and conditions set forth in that certain CONTRACT TO PURCHASE made and entered into as of the ___day of December, 2005, by and between Bayfield Low Income Housing Limited Partnership, as Seller (the “Investor Partner”), and the Additional Limited Partner as Buyer (the “Purchase Contract”), forty-nine and one-half percentage points (49.5% points) or thirty-three percentage points (33% points [whichever is applicable] of the Investor Partner’s interests in the Partnership, except as specified in paragraph (4) hereafter or otherwise in this agreement, is hereby transferred and assigned to the Additional Limited Partner (see schedule A hereto, incorporated herein by reference)”.
     (2) The following shall be added to Section 10.7 of Article X:
     “(a) Nothing herein contained or contained in the Partnership Agreement as amended hereby shall cause more than an aggregate fifty percentage points (50.0% points) or more of both the profits interests and the capital interests in the Partnership to be transferred from the Investor Partner to any additional Limited Partner during the twelve (12) month period ending on the Effective Date of this Amendment. Anything contained herein or in the Partnership Agreement to the contrary not withstanding allocating a greater than fifty percentage points (50.0% points) or more of both the profits interests and the capital interests of the Investor Partner in the Partnership to the Additional Limited Partner prior to or upon the Effective Date of this Amendment shall be of no force or effect with respect to such greater portion thereof and the Investor Partner shall continue to hold such greater portion, together with any other interests herein specified, as a Limited Partner of the Partnership.”
     (3) Article 11.5(d) “Distribution of Proceeds Resulting From a Major Capital Event” is deleted in its entirety and replaced in full by the following:
     “(d) fourth, the balance thereof shall be distributed twenty-five and one-quarter percentage points (25.25% points) to the Investor Partner,
Exhibit N Amended Partnership Agreement
1st Half

2

EXHIBIT O DRAFT FORM ATTACHMENT TO CONTRACT TO PURCHASE
Transferring 49.5% Operating Partnership interests
twenty-four and three-quarters percentage points (24.75% points) to the Additional Limited Partner and 50% to the General Partner, provided, however, that there shall be deducted from the amount otherwise payable to the General Partner, and paid to the Investor Partner, a sum equal to 50% of any LIHC Recapture, if any, incurred by the Investor Partner or any Limited Partner of the Investor Partner for a tax year ending after the Investor Pay-in Period which is attributable to the actions or inactions of the General Partner.”
(4) Article 19,3(d) “Certain Amendments Prohibited” is deleted in its entirety and replaced in full by the following:
     “(d) make the Interest of any Partner in the assets, profits or losses of the Partnership different from the Interest of such Partner as herein provided, without the affected Partner’s prior written consent;”
     (5) The following new subsection “c” is added to Article 22.1 “Notices”:
     “(c) to the Additional Limited Partner c/o Mackenzie Patterson Fuller, Inc., 1640 School Street, Moraga, CA 94556.”
     SECTION 3. In all other respects, the Partnership Agreement is hereby ratified and confirmed by the undersigned parties, and by executing this Agreement below all the undersigned parties do give their consent and approval to all matters herein and in the Partnership Agreement for which such consent and approval is required under the terms of the Partnership Agreement.
     SECTION 4. By signing this Agreement, the Additional Limited Partner agrees to be bound by and hereby assumes forty-nine and one-half percentage points (49.5% points) of the obligations of the Investor Partner as a Limited Partner under the Partnership Agreement as amended by the Plan, with respect to the interests transferred pursuant hereto from on and after the Effective Date hereof.
     SECTION 5. By signing this Agreement, the Investor Partner hereby consents to the admission of the Additional Limited Partner as a Limited Partner of the Partnership and transfers forty-nine and one-half percentage points (49.5% points) of its interests in the Partnership to the Additional Limited Partner.
     SECTION 6. By signing this Agreement, General Partner consents to the admission of the Additional Limited Partner as a Limited Partner of the Partnership and the transfer of forty-nine and one-half percentage points (49.5% points) forty-nine and one-half percentage points (49.5% points) of the Investor Partner’s interests in the Partnership to the Additional Limited Partner.
Exhibit N Amended Partnership Agreement
1st Half

3

EXHIBIT O DRAFT FORM ATTACHMENT TO CONTRACT TO PURCHASE
Transferring 49.5% Operating Partnership Interests
     SECTION 7. This Agreement shall become effective upon the Effective Date.
     SECTION 8. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
     SECTION 9. This Agreement shall be governed by, and construed in accordance with, the laws of the State of [insert location of Project] ,
     SECTION 10. This Agreement amends the Partnership Agreement as provided herein.
     IN WITNESS WHEREOF, the Parties have subscribed and sworn to this Agreement as of the date first above written.

Attest:

Witness Attest:	General Partner

Witness	MPF BAYFIELD ACQUISITION Lic Additional Limited Partner a California limited partnership By: MacKenzie Patterson Fuller, Inc., its Manager

By:

C.E. Patterson, President

Attest:	BAYFIELD LOW INCOME
HOUSING LIMITED PARTNERSHIP
Investor Partner
Secretary	By: Megan Asset Management,
Inc.
By:
Paul J. Maddock, President
Exhibit N Amended Partnership Agreement
1st Half

4

EXHIBIT O DRAFT FORM ATTACHMENT TO CONTRACT TO PURCHASE
Transferring 49.5% Operating Partnership Interests

STATE OF	)
ss:
COUNTY OF	)
     On this the ___day of                                         , 2005 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared                                         , who is personally known to me to be or who produced                                          as identification evidencing he is the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as a General Partner of the Partnership and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires:

STATE OF	)
SS:
COUNTY OF	)
     On this the                      day of                                         , 2005 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared                                         , who is personally known to me to be or who produced                                         as identification evidencing he is the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Additional Limited Partner of the Partnership and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires:
Exhibit N Amended Partnership Agreement
1st Half

5

EXHIBIT O DRAFT FORM ATTACHMENT TO CONTRACT TO PURCHASE
Transferring 49.5% Operating Partnership Interests

STATE OF NORTH DAKOTA
ss
COUNTY OF BURLEIGH
On this the                     day of                                         , 2004 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires:
Exhibit N Amended Partnership Agreement
1st Half

6

MANAGEMENT AGREEMENT
          MANAGEMENT AGREEMENT, dated as of January 1, 2005 between MPF BAYFIELD ACQUISITION, LLC a California limited liability company (the “MPFBA”), and MEGAN-ASSET MANAGEMENT, INC., a New York corporation (the “Manager”).
          WHEREAS, MPFBA has entered into a Contract to Purchase Limited Partnership Interests dated as of October 1, 2004 (“Purchase Contract”) to acquire up to 50% of Bayfield Low Income Housing Limited Partners (“Bayfield”) interests in its Operating Partnerships and an option to purchase the balance of Bayfield’s Operating Partnership Interests. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Purchase Contract;
          WHEREAS, Bayfield was established in connection with the Joint Plan of Reorganization of 52 Debtors dated May 9, 1990, as amended (as amended, the “Plan”) under which fifty-two partnerships have been reorganized under Chapter 11 of the United States Bankruptcy Code and is the limited partner of the Operating Partnerships;
          WHEREAS, Manager is the General Partner and Independent Manager of Bayfield and has been providing management services for Bayfield since 1990; and
          WHEREAS, pursuant to the Purchase Contract MPFBA has or will become an additional limited partner of the Operating Partnerships and as such desires to employ Manager to perform certain asset management services for MPFBA with respect to its interests in the Operating Partnerships;
          NOW THEREFORE, in consideration of the promises and the covenants and agreements hereinafter set forth, MPFBA and the Manager agree as follows:
          Section 1. Appointment and Authority of Manager.
          MPFBA hereby appoints the Manager to oversee, on MPFBA’s behalf, the operations of the Operating Partnerships under their respective Partnership Agreements and the Plan, including but not limited to, (a) collection of all funds for MPFBA as provided in the Plan or the Operating Partnerships’ Partnership Agreements (b) review of all K-l’s or tax returns relating to MPFBA’s interests in the Operating Partnerships, and (c) obtaining tax information relating to MPFBAs’ interests in the Operating Partnerships. Without limitation of the foregoing, the Manager shall perform the following duties:
          (i) Books of Account, Financial Reports

          (a) take possession and control of a master list of all MPFBA’s interests in the Operating Partnerships;
          (b) take possession and Control of and maintain all records and files relating to the rights and obligations of MPFBA with respect to the Operating Partnerships and the Developers;
          (c) obtain and furnish MPFBA a copy of each Operating Partnership’s audited or unaudited statements of income and cash flow and balance sheet each year for the appropriate year-end period, and any footnotes or notes related thereto, to the extent prepared by the Operating Partnerships;
          (d) provide such other information and perform such other services as may from time to time reasonably be required of it under the Plan or the Operating Partnerships’ partnership agreement to attempt to assure the Purchase Contract successful implementation and fulfillment.
       (ii) Monitoring the Projects
          (a) attempt to obtain and review annual income and expense statements and annual filings with governmental agencies for each low-income housing project owned and operated by the Operating Partnerships;
          (b) attempt to obtain complete year-end trial balances or other information from Operating Partnerships in connection with the filing of the Operating Partnerships’ income tax returns and distribution of K-l Forms to MPFBA and review the partnership income tax and K-l Forms if the Operating Partnership;
          (c) every two years commencing in 2006, attempt to obtain and reviewing the Rural Development inspection reports and correspondence with respect to all Operating Partnerships, and provide copies or summary information to MPFBA;
          (d) consult with MPFBA and Developers with respect to problems and inquiries regarding adjustments to incomes and expenses or proposed changes to tax laws;
          (e) advise MPFBA of any problems with any

Operating Partnership where action to remove any managing agent or general partner of a Operating Partnership should, in the opinion of the Manager, be effected; and
          Section 2. Services Not Exclusive. The services of the Manager to MPFBA under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to Bayfield and others;
          Section 3. Standard of Care. the Manager, will perform its duties hereunder in accordance with the same standard of care that the Manager exercises or would exercise in connection with actions similar to those provided for hereunder performed for Bayfield’s own account.
          Section 4. Representation, of MPFBA. MPFBA represents and warrants to the Manager that the execution, delivery and performance by MPFBA of this Agreement are within the powers of MPFBA and have been duly authorized by all necessary action.
          Section 5. Condition Precedent. This Agreement shall not become effective until the delivery of the Purchase Contract, duly executed by the parties thereto and the payment of the funds and delivery of other agreements due on Closing thereunder.
          Section 6. Term. The rights and obligations of MPFBA and the Manager under this Agreement shall commence as of January 1, 2005, and shall terminate on the earlier of;
          (a) any anniversary date of this Agreement following receipt of one hundred eighty (180) days’ prior written termination notice by either party to the other with respect to its rights and duties hereunder; and
          (b) any event of material default hereunder or under the Purchase Contract, the Security Agreement, the Guaranty or the Secured Promissory Notes and the same remaining uncured for a period of sixty (60) days after written notice by one party to the other of such a default; and
          (c) the dissolution of MPFBA.
          Section 7. Benefits of Agreement; Execution in Counterparts.
          (a) Nothing expressed or implied herein is

intended or shall be construed to confer upon or to give to any person, firm or corporation, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors.
          (b) This Agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
          Section 8. Amendments. The provisions of this Agreement may be supplemented, modified or amended only with the prior written consent of the parties hereto and only by written instrument signed on behalf of all such parties.
          Section 9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person, sent by United States certified mail, return receipt requested, postage prepaid, or sent by overnight mail by a nationally recognized courier service (e.g., Federal Express) (a) in the case of MPFBA, c/o Mackenzie Patterson Fuller, Inc. 1640 School Street, Moraga, CA 94556, (b) in the case of the Manager, to Megan Asset Management, Inc., 1424 W. Century Avenue, Suite 102, Bismarck, ND 58503 with a copy to Gary L. Maddock, 11936 W. 119th street, Overland Park, KS 66213, or to such other address as any party may give to the others in writing at least ten (10) days prior to the effective date of said change of address. Notices delivered in person shall be effective upon receipt; notices delivered by mail shall be effective three (3) business days after being deposited in the United States mail; notices delivered by overnight mail shall be effective on the business day following delivery to the courier service.
          Section 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          Section 11. Compensation of the Manager. In consideration of the services rendered by the Manager as described herein, the Manager will receive:
(a) For the calendar year 2005: a pro rata portion of $50,000 until and unless the First Option is exercised, payable in advance in equal monthly installments on the first day of each month; and

(b) for each calendar year after 2005, if the First Option under the Purchase Contract is exercised (or a pro rata portion of the following if the First Option is not exercised): $50,000 annually, increased by 2% annually beginning on January 1, 2006 as a cost of living adjustment, payable in advance in equal monthly installments on the first day of each month;
The annual management fees shall be reduced on a monthly basis for any cash received from the Operating Partnerships for MPFBA’s account (whether on account of ordinary income distributions, dissolution and liquidation of the Operating Partnerships or otherwise).
          IN WITNESS WHEREOF, MPFBA and the Manager have caused this Agreement to be executed as of the day and year first above written.

MEGAN ASSET MANAGEMENT, INC.

By:

Paul J. Maddock, President

MPF BAYFIELD ACQUISITION, LLC
By:	MacKenzie Patterson Fuller, Inc., its Manager

By:

C.E. Patterson President